                                                                    EXHIBIT 10.1

                                 EQUINIX, INC.


                                 $200,000,000

                           13% SENIOR NOTES DUE 2007
                                   INDENTURE



                         Dated as of December 1, 1999

           State Street Bank and Trust Company of California, N.A.,

                                  as Trustee

                               TABLE OF CONTENTS

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ARTICLE 1   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.     Definitions.....................................................................      1
SECTION 1.02.     Other Definitions...............................................................     19
SECTION 1.03.     Trust Indenture Act Definitions.................................................     20
SECTION 1.04.     Rules of Construction...........................................................     20

ARTICLE 2   THE NOTES

SECTION 2.01.     Form and Dating.................................................................     21
SECTION 2.02.     Execution and Authentication....................................................     22
SECTION 2.03.     Registrar and Paying Agent......................................................     23
SECTION 2.04.     Paying Agent to Hold Money in Trust.............................................     23
SECTION 2.05.     Holder Lists....................................................................     23
SECTION 2.06.     Transfer and Exchange...........................................................     24
SECTION 2.07.     Replacement Notes...............................................................     36
SECTION 2.08.     Outstanding  Notes..............................................................     37
SECTION 2.09.     Treasury Notes..................................................................     37
SECTION 2.10.     Temporary Notes.................................................................     38
SECTION 2.11.     Cancellation....................................................................     38
SECTION 2.12.     Defaulted Interest..............................................................     38
SECTION 2.13.     Cusip Numbers...................................................................     39

ARTICLE 3   REDEMPTION AND PREPAYMENT

SECTION 3.01.     Notices to Trustee..............................................................     39
SECTION 3.02.     Selection of Notes to Be Redeemed...............................................     39
SECTION 3.03.     Notice of Redemption............................................................     39
SECTION 3.04.     Effect of Notice of Redemption..................................................     40
SECTION 3.05.     Deposit of Redemption Price.....................................................     40
SECTION 3.06.     Notes Redeemed in Part..........................................................     41
SECTION 3.07.     Optional Redemption.............................................................     41
SECTION 3.08.     Mandatory Redemption............................................................     41
SECTION 3.09.     Offer to Purchase by Application of Excess Proceeds.............................     41

ARTICLE 4   COVENANTS

SECTION 4.01.     Payment of Notes................................................................     43
SECTION 4.02.     Maintenance of Office or Agency.................................................     44
SECTION 4.03.     Reports.........................................................................     44
SECTION 4.04.     Compliance Certificate..........................................................     44
SECTION 4.05.     Taxes...........................................................................     45
SECTION 4.06.     Stay, Extension and Usury Laws..................................................     46
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SECTION 4.07.     Restricted Payments...........................................................................     46
SECTION 4.08.     Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.....................     49
SECTION 4.09.     Incurrence of Indebtedness and Issuance of Preferred Stock....................................     51
SECTION 4.10.     Asset Sales...................................................................................     53
SECTION 4.11.     Transactions with Affiliates..................................................................     54
SECTION 4.12.     Liens.........................................................................................     56
SECTION 4.13.     Corporate Existence...........................................................................     56
SECTION 4.14.     Change of Control.............................................................................     56
SECTION 4.15.     Business Activities...........................................................................     57
SECTION 4.16.     Payments for Consent..........................................................................     57
SECTION 4.17.     Money for Payments to Be Held in Trust........................................................     57
SECTION 4.18.     Status as Investment Company..................................................................     59

ARTICLE 5   SUCCESSORS

SECTION 5.01.     Merger, Consolidation or Sale of Assets.......................................................     59
SECTION 5.02.     Successor Corporation Substituted.............................................................     60

ARTICLE 6   DEFAULTS AND REMEDIES

SECTION 6.01.     Events of Default.............................................................................     60
SECTION 6.02.     Acceleration..................................................................................     62
SECTION 6.03.     Other Remedies................................................................................     62
SECTION 6.04.     Waiver of Past Defaults.......................................................................     62
SECTION 6.05.     Control by Majority...........................................................................     63
SECTION 6.06.     Limitation on Suits...........................................................................     63
SECTION 6.07.     Rights of Holders of Notes to Receive Payment.................................................     63
SECTION 6.08.     Collection Suit by Trustee....................................................................     64
SECTION 6.09.     Trustee May File Proofs of Claim..............................................................     64
SECTION 6.10.     Priorities....................................................................................     64
SECTION 6.11.     Undertaking for Costs.........................................................................     65

ARTICLE 7   TRUSTEE

SECTION 7.01.     Duties of Trustee.............................................................................     65
SECTION 7.02.     Rights of Trustee.............................................................................     66
SECTION 7.03.     Individual Rights of Trustee..................................................................     67
SECTION 7.04.     Trustee's Disclaimer..........................................................................     67
SECTION 7.05.     Notice of Defaults............................................................................     68
SECTION 7.06.     Reports by Trustee to Holders of the Notes....................................................     68
SECTION 7.07.     Compensation and Indemnity....................................................................     68
SECTION 7.08.     Replacement of Trustee........................................................................     69
SECTION 7.09.     Successor Trustee by Merger, Etc..............................................................     70
SECTION 7.10.     Eligibility; Disqualification.................................................................     70
SECTION 7.11.     Preferential Collection of Claims Against Company.............................................     70
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ARTICLE 8   LEGAL DEFEASANCE AND COVENANT DEFEASANCE

SECTION 8.01.     Option to Effect Legal Defeasance or Covenant Defeasance......................................     71
SECTION 8.02.     Legal Defeasance and Discharge................................................................     71
SECTION 8.03.     Covenant Defeasance...........................................................................     71
SECTION 8.04.     Conditions to Legal or Covenant Defeasance....................................................     72
SECTION 8.05.     Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions.     73
SECTION 8.06.     Repayment to Company..........................................................................     73
SECTION 8.07.     Reinstatement.................................................................................     74
SECTION 8.08.     Survival......................................................................................     74

ARTICLE 9   AMENDMENT, SUPPLEMENT AND WAIVER

SECTION 9.01.     Without Consent of Holders....................................................................     74
SECTION 9.02.     With Consent of Holders.......................................................................     75
SECTION 9.03.     Compliance with Trust Indenture Act...........................................................     76
SECTION 9.04.     Revocation and Effect of Consents.............................................................     76
SECTION 9.05.     Notation on or Exchange of Notes..............................................................     77
SECTION 9.06.     Trustee to Sign Amendments, Etc...............................................................     77

ARTICLE 10  SATISFACTION AND DISCHARGE

SECTION 10.01.    Satisfaction and Discharge of Indenture.......................................................     77
SECTION 10.02.    Application of Trust Money....................................................................     78

ARTICLE 11   SECURITY

SECTION 11.01.    Security......................................................................................     78

ARTICLE 12   MISCELLANEOUS

SECTION 12.01.    Trust Indenture Act Controls..................................................................     80
SECTION 12.02.    Notices.......................................................................................     80
SECTION 12.03.    Communication by Holders with Other Holders...................................................     82
SECTION 12.04.    Certificate and Opinion as to Conditions Precedent............................................     82
SECTION 12.05.    Statements Required in Certificate or Opinion.................................................     82
SECTION 12.06.    Rules by Trustee and Agents...................................................................     83
SECTION 12.07.    No Personal Liability of Directors, Officers, Employees and Stockholders......................     83
SECTION 12.08.    GOVERNING LAW.................................................................................     83
SECTION 12.09.    Consent to Jurisdiction and Service...........................................................     83
SECTION 12.10.    No Adverse Interpretation of Other Agreements.................................................     84
SECTION 12.11.    Successors....................................................................................     84
SECTION 12.12.    Severability..................................................................................     84
SECTION 12.13.    Counterpart Originals.........................................................................     84
SECTION 12.14.    Table of Contents, Headings, Etc..............................................................     84
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EXHIBIT A-1       FORM OF NOTE..................................................................................  A-1-1
EXHIBIT A-2       FORM OF REGULATION S TEMPORARY GLOBAL NOTE....................................................  A-2-1
EXHIBIT B         FORM OF CERTIFICATE OF TRANSFER...............................................................    B-1
EXHIBIT C         FORM OF CERTIFICATE OF EXCHANGE...............................................................    C-1
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                                       iv

          INDENTURE, dated as of December 1, 1999 by and between Equinix, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company of California, N.A., a national banking association, as trustee (the "Trustee").

                                   RECITALS

          The Company has duly authorized the creation of an issue of 13% Senior Notes due 2007 (the "Notes"; such term to include the Exchange Notes, the Private Exchange Notes, if any, and the Unrestricted Definitive and Global Notes, if any, treated as a single class of securities under this Indenture), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary have been done to make the Notes, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of each of the Company and the Trustee in accordance with the terms hereof.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders, as follows:

                                   ARTICLE 1

                  DEFINITIONS AND INCORPORATION BY REFERENCE
                  ------------------------------------------

SECTION 1.1    Definitions.

          "144A Global Note" means a global note in the form of Exhibit A-1
           ----------------
hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in a denomination equal to the outstanding aggregate principal amount of the Notes sold in reliance on Rule 144A.

          "Acquired Debt" or "Acquired Preferred Stock" means, with respect to
           -------------      ------------------------
any specified Person, Indebtedness or Preferred Stock of any other Person existing at the time such other Person is merged with or into or became a Subsidiary of such specified Person (including by Designation or Revocation), provided such Indebtedness or Preferred Stock is not incurred in connection with, or in contemplation of, such other Person merging with or into or becoming a Subsidiary of such specified Person.

          "Affiliate" of any specified Person means any other Person directly or
           ---------
indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the Voting Stock of a Person shall be deemed to be control.

          "Agent" means any Registrar, Paying Agent or co-registrar.
           -----

          "Applicable Procedures" means, with respect to any transfer or
           ---------------------
exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear or CEDEL Bank that apply to such transfer or exchange.

          "Asset Acquisition" means (i) any capital contribution (by means of
           -----------------
transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Company or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Capital Stock of any other Person by the Company or any Restricted Subsidiary, in either case pursuant to which such Person shall (a) become a Restricted Subsidiary or (b) be merged with or into the Company or any Restricted Subsidiary, or (ii) any acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business.

          "Asset Sale" means (i) the sale, lease, transfer, conveyance or other
           ----------
disposition of any property, asset or right (including, without limitation, by way of a sale and leaseback), other than leases of space in an Exchange Facility entered into in the ordinary course of business, of the Company or any Restricted Subsidiary, and (ii) the issue or sale by the Company or any of the Restricted Subsidiaries of Equity Interests of any Subsidiary. Notwithstanding the foregoing, the following items shall not be deemed to be Asset Sales: (i) any disposition of properties and assets of the Company subject to Section 5.01, provided that any properties, assets or rights that are not included in any such dispositions shall be deemed to have been sold in a transaction constituting an Asset Sale, (ii) a transfer of properties, assets or rights by the Company to a Restricted Subsidiary or by a Subsidiary to the Company or to a Restricted Subsidiary, (iii) a disposition of obsolete or worn out equipment or equipment that is no longer useful in the conduct of a Permitted Business of the Company and the Restricted Subsidiaries, (iv) the surrender or waiver by the Company or any of the Restricted Subsidiaries of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind by the Company or any of the Restricted Subsidiaries or the grant by the Company or any of the Restricted Subsidiaries of a Lien not prohibited by this Indenture, and (v) sales, transfers, assignments and other dispositions of assets (or related assets in related transactions) (x) in the ordinary course of business, (y) with an aggregate fair market value of less than $500,000 in any fiscal year or (z) constituting the incurrence of a Capital Lease Obligation.

          "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or
           --------------
state law for the relief of debtors.

          "Board of Directors" means the board of directors or other governing
           ------------------
body of the Company or, if the Company is owned or managed by a single entity, the board of directors or other governing body of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such board or governing body.

          "Board Resolution" means a duly authorized resolution of the Board of
           ----------------
Directors.

          "Business Day" means any day other than a Legal Holiday.
           ------------

          "Capital Contribution" means any contribution to the common equity of
           --------------------
the Company from a direct or indirect parent of the Company for which no consideration other than the issuance of common stock with no redemption rights and no special preferences, privileges or voting rights is given.

          "Capital Lease Obligation" means, at the time any determination
           ------------------------
thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" means (i) in the case of a corporation, corporate
           -------------
stock, (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited) and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (i) United States dollars, (ii) securities
           ----------------
issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank having capital and surplus in excess of $500 million and a Thompson Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (ii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper having the highest rating obtainable from Moody's Investors Service, Inc. or Standard & Poor's Ratings Group and in each case maturing within six months after the date of acquisition and (vi) money market funds at least 95% of the assets of which constitute Cash Equivalents of the kinds described in clauses (i)-(v) of this definition, provided that with respect to any Foreign Subsidiary, Cash Equivalents shall also mean those investments that are comparable to clauses (i) through (vi) above in such Foreign Subsidiary's country of organization or country where it conducts business operations.

          "CEDEL Bank" means CEDEL Bank, SA.
           ----------

          "Change of Control" means the occurrence of any of the following:  (i)
           -----------------
any "person" or "group," other than a Permitted Holder, is or becomes the "beneficial owner" (as such terms are used in Section 13(d)(3) of the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of 35% or more of the Voting Stock (measured by voting power rather than number of shares) of the Company and the Permitted Holders own, in the aggregate, a lesser percentage of the total Voting Stock (measured by voting power rather than by number of shares) of the Company than such Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors, (ii) during any period of two consecutive years, Continuing Directors cease for any reason to constitute a majority of the Board of Directors, (iii) the Company consolidates or merges with or into any other Person or the Company and/or any Restricted Subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all of the assets and properties of the Company and the Restricted Subsidiaries on a consolidated basis to any other Person, other than a Permitted Holder, other than a consolidation or merger or disposition of assets (a) of or by the Company into or to a Wholly Owned Restricted Subsidiary of the Company or (b) subject to clause (i) above, pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for securities or other property with the effect that the beneficial owners of the outstanding Voting Stock of the Company immediately prior to such transaction, beneficially own, directly or indirectly, at least a majority of the Voting Stock (measured by voting power rather than number of shares) of the surviving corporation or the Person to whom the Company's assets are transferred immediately following such transaction, or (iv) the adoption of a plan relating to the liquidation or dissolution of the Company.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Company" means Equinix, Inc., a Delaware corporation, and all
           -------
successors thereto.

          "Consolidated Capital Ratio" means, with respect to the Company as of
           --------------------------
any date, the ratio of (i) the aggregate amount of Indebtedness of the Company and the Restricted Subsidiaries then outstanding to (ii) the Consolidated Equity Capital of the Company and the Restricted Subsidiaries as of such date. For the purposes of calculating the "Consolidated Capital Ratio" (i) any Subsidiary of the Company that is a Restricted Subsidiary on the Transaction Date shall be deemed to have been a Restricted Subsidiary at the end of the most recently ended fiscal quarter (the "Reference Date") and (ii) any Subsidiary of the Company that is not a Restricted Subsidiary on the Transaction Date shall be deemed not to have been a Restricted Subsidiary on the Reference Date. In addition to, and without limiting, the foregoing, for the purposes of the foregoing, "Consolidated Equity Capital" shall be calculated after giving effect on a pro forma basis as of the Reference Date to, without duplication, (i) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or one of the Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as the result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt) occurring during the period commencing on the Reference Date to and including the Transaction Date, as if such Asset Sale or Asset Acquisition occurred on the Reference Date, (ii) any issue or sale of Equity Interests (other than Disqualified Stock but including Equity Interests (other than Disqualified Stock) issued upon the exercise of options, warrants or rights to purchase such Equity Interests) of the Company or any conversion of Disqualified Stock or debt securities of the Company into Equity Interests (other than Disqualified Stock) occurring during the period commencing on the Reference Date to and including the Transaction Date, as if such issue, sale or conversion occurred on the Reference Date, and
(iii) any Restricted Payments made by the Company, and any sale, disposition or repayment of any Restricted Investment constituting a Restricted

Payment, since the Reference Date to and including the Transaction Date, as if such Restricted Payment occurred on the Reference Date.

          "Consolidated Cash Flow" means, with respect to the Company for any
           ----------------------
period, the Consolidated Net Income of the Company and the Restricted Subsidiaries for such period plus (A) to the extent that any of the following items were deducted in computing such Consolidated Net Income, but without duplication, (i) provision for taxes based on income or profits of the Company and the Restricted Subsidiaries for such period, plus (ii) consolidated interest expense of the Company and the Restricted Subsidiaries for such period, whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), plus (iii) depreciation, amortization (including amortization of goodwill and other intangibles, but excluding amortization of prepaid cash expenses that were paid in a prior period), and other non-cash expenses (excluding any such non-cash expense to the extent that it represents an accrual of or reserve for cash expenses in any future period or amortization of a prepaid cash expense that was paid in a prior period) of the Company and the Restricted Subsidiaries for such period, minus (B) non-cash items increasing such Consolidated Net Income for such period (other than items that were accrued in the ordinary course of business), in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes on the income or profits of, and the depreciation and amortization and other non-cash expenses of, a Restricted Subsidiary of the Company shall be added to Consolidated Net Income to compute Consolidated Cash Flow of the Company only to the extent that a corresponding amount would be permitted at the date of determination to be dividended or otherwise distributed to the Company by such Restricted Subsidiary without prior governmental approval (that has not been obtained), and without direct or indirect restriction pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules and governmental regulations applicable to that Restricted Subsidiary or its stockholders.

          "Consolidated Equity Capital" means, with respect to the Company as of
           ---------------------------
any date, the sum (without duplication) of (i) the additional paid-in capital of the common stockholders reflected on the consolidated balance sheet of the Company and the Restricted Subsidiaries as of such date plus (ii) the respective amounts reported on the Company's balance sheet as of such date with respect to any series of Capital Stock (other than Disqualified Stock) not included in clause (i) above, less (iii) (x) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by the Company or a Restricted Subsidiary, (y) all outstanding net Investments as of such date in Persons that are not Restricted Subsidiaries (without giving effect to any write-down or write-off thereof) and (z) the aggregate amount of all Restricted Payments declared or made on or after the Issue Date other than (I) Investments in Persons that are not Restricted Subsidiaries and (II) Restricted Payments made pursuant to Section 4.07(B)(iii).

          "Consolidated Leverage Ratio" means, with respect to the Company, as
           ---------------------------
of any date, the ratio of (i) the aggregate consolidated amount of Indebtedness of the Company and the Restricted Subsidiaries then outstanding to (ii) the annualized Consolidated Cash Flow of the Company and the Restricted Subsidiaries for the most recently ended fiscal quarter. For purposes of calculating "Consolidated Cash Flow" for any fiscal quarter for purposes of this definition
(i) any Subsidiary of the Company that is a Restricted Subsidiary on the Transaction Date shall be deemed to have been a Restricted Subsidiary at all times during such fiscal quarter and (ii) any Subsidiary of the Company that is not a Restricted Subsidiary on the Transaction Date shall be deemed not to have been a Restricted Subsidiary at any time during such fiscal quarter. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow" shall be calculated after giving effect on a pro forma basis for the applicable fiscal quarter to, without duplication, any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of the Company or one of the Restricted Subsidiaries (including any Person who becomes a Restricted Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Debt) occurring during the period commencing on the first day of such fiscal quarter to and including the Transaction Date, as if such Asset Sale or Asset Acquisition occurred on the first day of such fiscal quarter.

          "Consolidated Net Income" means, with respect to the Company for any
           -----------------------
period, the aggregate of the Net Income of the Company and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Company or a Restricted Subsidiary thereof by such Person but not in excess of the Company's Equity Interests in such Person, (ii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, except that the Company's equity in the net income of any such Restricted Subsidiary for such period may be included in such Consolidated Net Income (A) up to the aggregate amount of cash that could have been distributed by such Restricted Subsidiary during such period to the Company as a dividend and (B) if the only restriction on the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is a restriction of the type described in Section 4.08(B)(b), (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the equity of the Company or any Restricted Subsidiary in the Net Income (if positive) of any Unrestricted Subsidiary shall be included in such Consolidated Net Income up to the aggregate amount of cash actually distributed by such Unrestricted Subsidiary during such period to the Company or such Restricted Subsidiary as a dividend or other distribution (but not in excess of the amount of the Net Income of such Unrestricted Subsidiary for such period), (v) the cumulative effect of a change in accounting principles shall be excluded, (vi) all extraordinary, unusual or nonrecurring gains or losses (net of fees and expenses relating to the transaction giving rise thereto) shall be excluded, (vii) any gain or loss, net of taxes, realized upon the termination of any employee pension benefit plan shall be excluded, and (viii) gains or losses in respect of any Asset Sales (net of fees and expenses relating to the transaction giving rise thereto) shall be excluded.

          "Consolidated Tangible Assets" of the Company as of any date means the
           ----------------------------
total amount of assets of the Company and the Restricted Subsidiaries (less applicable reserves) on a consolidated basis at the end of the fiscal quarter immediately preceding such date, as determined in accordance with GAAP, less:
(i) unamortized debt and debt issuance expenses, deferred charges, goodwill, patents, trademarks, copyrights, and all other items which would be treated as intangibles on the consolidated balance sheet of the Company and the Restricted Subsidiaries prepared in accordance with GAAP and (ii) appropriate adjustments on account of minority interests of other Persons holding equity investments in Restricted Subsidiaries, in the case of each of clauses (i) and (ii) above, as reflected on the consolidated balance sheet of the Company and the Restricted Subsidiaries.

          "Continuing Directors" means individuals who at the beginning of the
           --------------------
period of determination constituted the Board of Directors, together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors of the Company then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or is the designee of any one of the Permitted Holders or any combination thereof or was nominated or elected by any such Permitted Holder(s) or any of their designees.

          "Corporate Trust Office of the Trustee" shall be at the address of the
           -------------------------------------
Trustee specified in Section 12.02 hereof or such other address as to which the Trustee may give notice to the Company.

          "Cumulative Consolidated Cash Flow" means, as of any date of
           ---------------------------------
determination, the cumulative Consolidated Cash Flow realized during the period commencing on the first day of the fiscal quarter which includes the Issue Date and ending on the last day of the last fiscal quarter for which reports have been filed with the Commission or provided to the Trustee pursuant to Section
4.03 preceding the date of the event requiring such calculation to be made.

          "Currency Agreement" means, with respect to any Person, any foreign
           ------------------
exchange contract, currency swap agreement or other similar agreement as to which such Person is a party or beneficiary.

          "Default" means any event that is, or with the passage of time or the
           -------
giving of notice or both would be, an Event of Default.

          "Definitive Note" means a certificated Note registered in the name of
           ---------------
the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A-1 hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto, but may bear the Private Placement Legend, if applicable.

          "Depositary" means, with respect to the Notes issuable or issued in
           ----------
whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

          "Disqualified Stock" means any Equity Interest that, by its terms (or
           ------------------
by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the date on which the Notes mature; provided, however, that any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require the Company to repurchase such Equity Interest upon the occurrence of a Change of Control or an Asset Sale shall not constitute Disqualified Stock if the terms of such Equity Interest provide that the Company may not repurchase or redeem such Equity Interest pursuant to such provisions unless such repurchase or redemption complies with Section 4.07.

          "Equity Interests" means Capital Stock and all warrants, options or
           ----------------
other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

          "Escrow Account" means an account established with the Escrow Agent by
           --------------
the Trustee pursuant to the terms of the Escrow Agreement.

          "Escrow Agent" means State Street Bank and Trust Company of
           ------------
California, N.A., in its capacity as escrow agent pursuant to the Escrow Agreement.

          "Escrow Agreement" means the Escrow Agreement, dated as of the Issue
           ----------------
Date, by and among the Company, the Trustee and the Escrow Agent, governing the disbursement of funds from the Escrow Account, as the same may be amended, modified or supplemented from time to time.

          "Escrow Collateral" means the Escrow Account and assets held therein
           -----------------
pledged pursuant to the Escrow Agreement.

          "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels
           ---------
office, as operator of the Euroclear system.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
together with the rules and regulations promulgated thereunder.

          "Exchange Facility" means a facility providing equipment colocation,
           -----------------
direct high-speed connections, switched interconnections and related services to third party internet related businesses and operations.

          "Exchange Notes" means the Notes issued in the Exchange Offer pursuant
           --------------
to Section 2.06(f) hereof.

          "Exchange Offer" has the meaning set forth in the Registration Rights
           --------------
Agreement.

          "Exchange Offer Registration Statement" has the meaning set forth in
           -------------------------------------
the Registration Rights Agreement.

          "Existing Indebtedness" means Indebtedness of the Company and the
           ---------------------
Restricted Subsidiaries in existence on the Issue Date, until such amounts are repaid.

          "Foreign Subsidiary" means any Restricted Subsidiary of the Company
           ------------------
which (i) is not organized under the laws of the United States, any state thereof or the District of Columbia, and (ii) conducts substantially all of its business operations outside the United States of America.

          "GAAP" means generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, which are in effect on the Issue Date.

          "Global Note Legend" means the legend set forth in Section
           ------------------
2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

          "Global Notes" means, individually and collectively, each of the
           ------------
Restricted Global Notes and the unrestricted Global Notes, in the form of Exhibit A-1 or A-2 hereto issued in accordance with Section 2.01, 2.06(b)(iv), 2.06(d)(ii) or 2.06(f) hereof and bearing the Global Note Legend.

          "Government Securities" means securities that are (a) direct
           ---------------------
obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentally thereof) the payment of which the full faith and credit of the United States of America is pledged, (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America or (c) obligations of a Person the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America.

          "Guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness of any other Person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hedging Obligations" means, with respect to any Person, the
           -------------------
obligations of such Person under any Interest Rate Agreement or Currency Agreement.

          "Holder" means a Person in whose name a Note is registered on the
           ------
Registrar's or any co-registrar's books.

          "Indebtedness" means, with respect to any Person, any indebtedness of
           ------------
such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or representing Capital Lease Obligations or the balance of the deferred and unpaid purchase price of any property or representing any Hedging Obligations, except any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing (other than letters of credit (or reimbursement agreements in respect thereof), banker's acceptances and Hedging Obligations) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, as well as all Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person), Disqualified Stock of such Person and Preferred Stock of such Person's Restricted Subsidiaries and, to the extent not otherwise included, the Guarantee by such Person of any Indebtedness of any other Person. The amount of any Indebtedness outstanding as of any date shall be (i) the accreted value thereof, in the case of any Indebtedness issued with original issue discount, but the accretion of original issue discount in accordance with the original terms of Indebtedness issued with an original issue discount will not be deemed to be an incurrence, or (ii) the principal amount thereof, together with any interest thereon that is more than 30 days past due, in the case of any other Indebtedness. Notwithstanding the foregoing, money borrowed and set aside at the time of the incurrence of any Indebtedness in order to prefund the payment of interest on such Indebtedness shall not be deemed to be "Indebtedness" so long as such money is held to secure the payment of such interest.

          "Indenture" means this Indenture, as amended or supplemented from time
           ---------
to time.

          "Indirect Participant" means a Person who holds a beneficial interest
           --------------------
in a Global Note through a Participant.

          "Initial Purchaser" shall have the meaning assigned to such term in
           -----------------
the Offering Memorandum.

          "interest," when used with respect to any Note, means the amount of
           --------
all interest accruing on such Note, including Liquidated Damages payable on the Notes pursuant to the Registration Rights Agreement and all interest accruing subsequent to the occurrence of any events specified in Sections 6.01(viii) and
(ix) hereof or which would have accrued but for any such event, whether or not such claims are allowable under applicable law.

          "Interest Payment Date" shall have the meaning assigned to such term
           ---------------------
in the Notes.

          "Interest Rate Agreement" means, with respect to any Person, any
           -----------------------
interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement to which such Person is a party or beneficiary.

          "Investments" means, with respect to any Person, all investments by
           -----------
such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness or other obligations), advances or capital contributions (excluding commission, travel and similar advances to directors, officers and employees made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, together with all items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. If the Company or any of the Restricted Subsidiaries sells or otherwise disposes of any Equity Interests of any direct or indirect Restricted Subsidiary such that, after giving effect to any such sale or disposition, such Person is no longer a Restricted Subsidiary, the Company shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Restricted Subsidiary not sold or disposed of in an amount determined as provided in Section 4.07(E).

          "Issue Date" means the date of first issuance of the Notes under the
           ----------
Indenture.

          "Legal Holiday" means a Saturday, a Sunday or a day on which banking
           -------------
institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

          "Letter of Transmittal" means the letter of transmittal to be prepared
           ---------------------
by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in, and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Liquidated Damages" shall have the meaning specified in the Notes.
           ------------------

          "Net Cash Proceeds" means the aggregate amount of cash or Cash
           -----------------
Equivalents received by the Company in the case of a sale, or Capital Contribution in respect, of Capital Stock and by the Company and the Restricted Subsidiaries in respect of an Asset Sale plus, in the case of an issuance of Capital Stock upon any exercise, exchange or conversion of securities (including options, warrants, rights and convertible or exchangeable debt) of the Company that were issued for cash on or after the Issue Date, the amount of cash originally received by the Company upon the issuance of such securities (including options, warrants, rights and convertible or exchangeable debt) less, in each case, the sum of all payments, fees, commissions and reasonable and customary expenses (including, without limitation, the fees and expenses of legal counsel and investment banking fees and expenses) incurred in connection with such Asset Sale or sale of Capital Stock, and, in the case of an Asset Sale only, less the amount (estimated reasonably and in good faith by the Company) of income, franchise, sales and other applicable federal, state, provincial, foreign and local taxes required to be paid or accrued as a liability by the Company or any of its respective Restricted Subsidiaries in connection with such Asset Sale in the taxable year that such sale is consummated or in the immediately succeeding taxable year, the computation of which shall take into account the reduction in tax liability resulting from any available operating losses and net operating loss carryovers, tax credits and tax credit carryforwards, and similar tax attributes.

          "Net Income" means, with respect to any Person, the net income (loss)
           ----------
of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however, (i) any gain (but not loss), together with any related provision for taxes on such gain (but not loss), realized in connection with (a) any Asset Sale or (b) the disposition of any securities by such Person or any of the Restricted Subsidiaries and (ii) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss.

          "Newly Raised Capital" means funds raised by the Company and the
           --------------------
Restricted Subsidiaries after the Issue Date.

          "Non-Recourse Debt" means Indebtedness (i) as to which neither the
           -----------------
Company nor an Restricted Subsidiary (a) provides any Guarantee or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or (b) is directly or indirectly liable (as a guarantor or otherwise) and (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default under such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

          "Non-U.S. Person" means a Person who is not a U.S. Person.
           ---------------

          "Note Custodian" means the Person specified in Section 2.03 hereof as
           --------------
the Note Custodian with respect to the Global Notes or any successor entity thereto appointed as Note Custodian hereunder and having become such pursuant to the applicable provision of this Indenture.

          "Notes" has the meaning assigned to it in the preamble to this
           -----
Indenture.

          "Offering Memorandum" means the offering memorandum of the Company,
           -------------------
dated November 24, 1999, relating to the units consisting of the Notes and the warrants.

          "Officer" means the President, the Chief Executive Officer, the Chief
           -------
Financial Officer and any vice president of the Company.

          "Officers' Certificate" means a certificate signed by two Officers.
           ---------------------

          "Opinion of Counsel" means an opinion from legal counsel who is
           ------------------
reasonably acceptable to the Trustee and that meets the requirements of Section
12.05 hereof.  The counsel
may be an employee of or counsel to the Company, any Subsidiary of the Company, any Affiliate of the Company or the Trustee.

          "pari passu Indebtedness" means Indebtedness of the Company ranking
           -----------------------
pari passu in right of payment with the Notes.

          "Participant" means members of, or participants in,  the Depositary.
           -----------

          "Participating Broker-Dealer" has the meaning set forth in the
           ---------------------------
Registration Rights Agreement.

          "Permitted Business" means the business of designing, constructing,
           ------------------
owning, operating and leasing space within Exchange Facilities together with any other activity reasonably related thereto.

          "Permitted Credit Facility" means any senior commercial term loan
           -------------------------
and/or revolving credit facility (including any letter of credit subfacility) entered into principally with commercial banks and/or other Persons typically party to commercial loan agreements.

          "Permitted Foreign Credit Facility" means any senior commercial term
           ---------------------------------
loan and/or revolving credit facility (including any letter of credit subfacility) entered into principally with commercial banks and/or other Persons typically party to commercial loan agreements having only Foreign Subsidiaries as obligors thereunder; provided that the Company may be a guarantor of any such Permitted Foreign Credit Facility.

          "Permitted Holder" means Benchmark Capital Partners II, L.P., Cisco
           ----------------
Systems, Inc., Microsoft Corporation, News Corp., Albert M. Avery, IV, Jay S. Adelson and their respective Related Persons.

          "Permitted Investments" means (a) any Investment in the Company or in
           ---------------------
a Restricted Subsidiary of the Company that is engaged entirely or substantially entirely in a Permitted Business; (b) any Investment in Cash Equivalents; (c) any Investment by the Company or any of the Restricted Subsidiaries in a Person, if as a result of such Investment (i) such Person becomes a Restricted Subsidiary of the Company that is engaged entirely or substantially entirely in a Permitted Business or (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary of the Company that is engaged entirely or substantially entirely in a Permitted Business; (d) loans or advances to employees of the Company or any Restricted Subsidiary in an amount not to exceed $5 million at any time outstanding; (e) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale made in compliance with Section 4.10; and (f) Investments in securities of trade creditors or customers received pursuant to any plan of reorganization or similar arrangement arising out of the bankruptcy or insolvency of such trade creditors or customers.

          "Permitted Liens" means (i) Liens to secure Indebtedness (x) permitted
           ---------------
by Sections 4.09(b)(vi) and (vii), provided that with respect to Liens to secure Indebtedness permitted by Section 4.09(b)(vi) or any Permitted Refinancing Indebtedness of such Indebtedness, such Lien must cover only the assets acquired with such Indebtedness, and (y) incurred under a Permitted Credit Facility or a Permitted Foreign Credit Facility and permitted by Section 4.09(b)(v); (ii) Liens in favor of the Company or any Restricted Subsidiary; (iii) Liens on property of a Person existing at the time such Person is merged with or into or consolidated with the Company or any of the Restricted Subsidiaries, provided that such Liens were in existence prior to the contemplation of such merger or consolidation and do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Restricted Subsidiary; (iv) Liens on property existing at the time of acquisition thereof by the Company or any of the Restricted Subsidiaries, provided that such Liens were in existence prior to the contemplation of such acquisition; (v) Liens to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (vi) Liens existing on the Issue Date; (vii) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded, provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor;
(viii) zoning restrictions, rights-of-way, easements and similar charges or encumbrances incurred in the ordinary course which in the aggregate do not detract from the value of the property thereof; (ix) Liens securing the Notes;
(x) Liens incurred in the ordinary course of business of the Company or any of the Restricted Subsidiaries with respect to obligations that do not exceed 5% of the Company's Consolidated Tangible Assets at any one time outstanding and that
(a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or such Restricted Subsidiary; and (xi) Liens securing money borrowed (or any securities purchased therewith) which is (or are, in the case of securities) set aside at the time of the incurrence of any Indebtedness permitted to be incurred under Section 4.09 in order to prefund the payment of interest on such Indebtedness.

          "Permitted Recourse Debt" means Indebtedness as to which the Company
           -----------------------
is contingently liable as a guarantor or indemnitor or as to which the Company has agreed to otherwise provide credit support, in any such case to the extent that the maximum possible liability of the Company in respect of any such Indebtedness, at the time of its incurrence by the Company is permitted to be incurred as Permitted Indebtedness pursuant to clause (iv) of the definition thereof.

          "Permitted Refinancing Indebtedness" means any Indebtedness of the
           ----------------------------------
Company or any of the Restricted Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, other Indebtedness of the Company or any of the Restricted Subsidiaries (other than Indebtedness incurred pursuant to clause (iii), (iv), (vii) or (viii) of the definition of Permitted Indebtedness); provided that: (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount of (or accreted value, if applicable), plus accrued interest on, the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded (plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Indebtedness or otherwise reasonably determined by the Company to be necessary and reasonable expenses incurred in connection therewith); (ii) such Permitted Refinancing Indebtedness has a final maturity date later than the final maturity date of, and has a Weighted

Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iii) if the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded is subordinated in right of payment to the Notes, such Permitted Refinancing Indebtedness is expressly subordinated in right of payment to, the Notes on terms at least as favorable to the Holders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iv) if such Permitted Refinancing Indebtedness refinances Indebtedness of a Restricted Subsidiary, such Permitted Refinancing Indebtedness is incurred either by the Company or by the Restricted Subsidiary who is the obligor on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; and (v) such Permitted Refinancing Indebtedness is secured only by the assets, if any, that secured the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, limited liability company, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

          "Preferred Stock" means any Equity Interest of any class or classes of
           ---------------
a Person (however designated) which is preferred as to payments of dividends, or as to distributions upon any liquidation or dissolution, over Equity Interests of any other class of such Person.

          "Private Exchange Notes" shall have the meaning specified in the
           ----------------------
Registration Rights Agreement.

          "Private Placement Legend" means the legend set forth in Section
           ------------------------
2.06(g)(i) to be placed on all Notes issued under this Indenture except where otherwise permitted by the provisions of this Indenture.

          "Purchase Money Indebtedness" means Indebtedness (including Acquired
           ---------------------------
Debt, in the case of Capital Lease Obligations, mortgage financings and purchase money obligations) incurred for the purpose of financing all or any part of the cost of the engineering, construction, installation, importation, acquisition, lease, development or improvement of any assets used by the Company or any Restricted Subsidiary in a Permitted Business, including any related notes, Guarantees, collateral documents, instruments and agreements executed in connection therewith, as the same may be amended, supplemented, modified or restated from time to time. The Company in its sole discretion shall determine whether any item of Indebtedness or portion thereof meeting the foregoing criteria shall be classified as Purchase Money Indebtedness for the purposes of Secton 4.09.

          "Qualified Consideration" means all assets, rights (contractual or
           -----------------------
otherwise) and properties, whether tangible or intangible, used or intended for use in a Permitted Business and the Equity Interests of a Person engaged entirely or substantially entirely in a Permitted Business.

          "QIB" means a "qualified institutional buyer," as defined in Rule
           ---
144A.

          "Record Date" for the interest payable on any Interest Payment Date
           -----------
means the May 15 or November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement, dated as of the date hereof, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

          "Registration Statement" means either the Exchange Offer Registration
           ----------------------
Statement or the Shelf Registration Statement.

          "Regulation S" means Regulation S promulgated under the Securities
           ------------
Act.

          "Regulation S Global Note" means a Regulation S Temporary Global Note
           ------------------------
or Regulation S Permanent Global Note, as appropriate.

          "Regulation S Permanent Global Note" means a permanent Global Note in
           ----------------------------------
the form of Exhibit A-1 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding aggregate principal amount of the Regulation S Temporary Global Note upon expiration of the Restricted Period.

          "Regulation S Temporary Global Note" means a temporary Global Note in
           ----------------------------------
the form of Exhibit A-2 hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee, issued in a denomination equal to the outstanding aggregate principal amount of the Notes initially sold in reliance on Rule 903 of Regulation S.

          "Related Person" means any Person who controls, is controlled by or is
           --------------
under common control with a Permitted Holder; provided, that for purposes of this definition "control" means the beneficial ownership of more than 50% of the total voting power of a Person normally entitled to vote in the election of directors, managers or trustees, as applicable, of a Person; provided, further, that with respect to any natural Person, each member of such Person's immediate family shall be deemed to be a Related Person of such Person.

          "Responsible Officer," when used with respect to the Trustee, means
           --------------------
any officer within the Corporate Trust Department of the Trustee (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Definitive Note" means a Definitive Note bearing the
           --------------------------
Private Placement Legend.

          "Restricted Global Note" means a Global Note bearing the Private
           ----------------------
Placement Legend and includes 144A Global Notes and Regulation S Global Notes.

          "Restricted Investment" means any Investment other than a Permitted
           ---------------------
Investment.

          "Restricted Note" means either a Restricted Definitive Note or a
           ---------------
Restricted Global Note.

          "Restricted Period" means the 40-day distribution compliance period as
           -----------------
defined in Regulation S.

          "Restricted Subsidiary" of a Person means any Subsidiary of the
           ---------------------
referent Person that is not an Unrestricted Subsidiary. Unless the context specifically requires otherwise, Restricted Subsidiary includes a direct or indirect Restricted Subsidiary of the Company.

          "Rule 144" means Rule 144 promulgated under the Securities Act.
           --------

          "Rule 144A" means Rule 144A promulgated under the Securities Act.
           ---------

          "Rule 903" means Rule 903 promulgated under the Securities Act.
           --------

          "Rule 904" means Rule 904 promulgated under the Securities Act.
           --------

          "Securities Act" means the Securities Act of 1933, as amended (or any
           --------------
successor Act), and the rules and regulations promulgated thereunder (or respective successor thereto).

          "Senior Debt" means all Indebtedness of the Company which is not
           -----------
expressly by its terms, subordinate or junior in right of payment to the Notes.

          "Shelf Registration Statement" means the Shelf Registration Statement
           ----------------------------
as defined in the Registration Rights Agreement.

          "Significant Subsidiary" means any Restricted Subsidiary that would be
           ----------------------
a "significant subsidiary" as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation is in effect on the Issue Date.

          "Special Record Date" for the payment of any defaulted interest means
           -------------------
a date fixed by the Trustee pursuant to Section 2.12 hereof.

          "Stated Maturity" means, with respect to any installment of interest
           ---------------
or principal on any series of Indebtedness, the date on which such payment of interest or principal was scheduled to be paid in the original documentation governing such Indebtedness, and shall not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally scheduled for the payment thereof.

          "Subordinated Indebtedness" means Indebtedness of the Company that is
           -------------------------
subordinated in right of payment by its terms or the terms of any document or instrument or instrument relating thereto to the Notes, in any respect.

          "Subsidiary" means, with respect to any Person, (i) any corporation,
           ----------
association or other business entity of which more than 50% of the total voting power of shares of Capital

Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership
(a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

          "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-
           ---
77bbbb) as in effect on the date on which this Indenture is qualified under the TIA, except as set forth in Section 9.03.

          "Transaction Date" means the date of the transaction giving rise to
           ----------------
the need to calculate the Consolidated Leverage Ratio or the Consolidated Capital Ratio, as the case may be.

          "Trustee" means the party named as such above until a successor
           -------
replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

          "Unrestricted Definitive Note" means one or more Definitive Notes that
           ----------------------------
do not bear and are not required to bear the Private Placement Legend.

          "Unrestricted Global Note" means a permanent Global Note in the form
           ------------------------
of Exhibit A-1 attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Notes that do not bear the Private Placement Legend.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that
           -----------------------
is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but only to the extent that such Subsidiary at the time of such designation: (a) has no Indebtedness other than Non-Recourse Debt and Permitted Recourse Debt; (b) is a Person with respect to which neither the Company nor any of the Restricted Subsidiaries has any direct or indirect obligation to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; and (c) has not Guaranteed or otherwise directly or indirectly provided credit support for any Indebtedness of the Company or any of the Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 4.07. The Board of Directors may at any time designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under Section 4.09, calculated on a pro forma basis as if such designation had occurred at the beginning of the applicable reference period, and (ii) no Default or Event of Default would be in existence following such designation.

          "U.S. Government Securities" means securities that are direct
           --------------------------
obligations of the United States of America for the payment of which its full faith and credit is pledged.

          "U.S. Person" means a U.S. person as defined in Rule 902(o) under the
           -----------
Securities Act.

          "Voting Stock" of any Person as of any date means the Capital Stock of
           ------------
such Person that is at the time entitled to vote in the election of the board of directors of such Person.

          "Weighted Average Life to Maturity" means, when applied to any
           ---------------------------------
Indebtedness at any date, the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

          "Wholly-Owned Restricted Subsidiary" of any Person means a Restricted
           ----------------------------------
Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares) shall at the time be owned by such Person or by such Person and one or more Wholly Owned Restricted Subsidiaries of such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person.

SECTION 1.2   Other Definitions.
              -----------------
                                                                  Defined
          Term                                                  in Section
          ----                                                  ----------

"Affiliate Transaction"........................................... 4.11
"Asset Sale Offer"................................................ 4.10
"Authentication Order"............................................ 2.02
"Change of Control Offer"......................................... 4.14
"Change of Control Payment"....................................... 4.14
"Change of Control Payment Date".................................. 4.14
"Costs"........................................................... 4.09
"Covenant Defeasance"............................................. 8.03
"Designation"..................................................... 4.07
"Events of Default"............................................... 6.01
"Excess Proceeds"................................................. 4.10
"incur"........................................................... 4.09
"Investment Company Act".......................................... 4.18
"Legal Defeasance"................................................ 8.02
"Offer Amount".................................................... 3.09
"Offer Period".................................................... 3.09
"Paying Agent".................................................... 2.03
"Permitted Indebtedness".......................................... 4.09
"Purchase Date"................................................... 3.09

"Reference Date".................................................. 1.01
"Registrar"....................................................... 2.03
"Registration".................................................... 4.03
"Restricted Payments"............................................. 4.07
"Revocation"...................................................... 4.07

SECTION 1.3    Trust Indenture Act Definitions
               -------------------------------

          Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

          The following TIA terms used in this Indenture have the following meanings:

          "indenture securities" means the Notes;

          "indenture security holder" means a Holder;

          "indenture to be qualified" means this Indenture;

          "indenture trustee" or "institutional trustee" means the Trustee; and

          "obligor" on the Notes means the Company and any successor obligor upon the Notes.

          All other terms used but not otherwise defined in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

SECTION 1.4    Rules of Construction
               ---------------------

          Unless the context otherwise requires:

                     (1) a term has the meaning assigned to it;

                     (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                     (3) "or" is not exclusive;

                     (4) words in the singular include the plural, and in the plural include the singular;

                     (5) provisions apply to successive events and transactions;

                     (6) references to sections of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time;

                     (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                     (8) the words "including," "includes" and similar words shall be deemed to be followed by "without limitation."

                                   ARTICLE 2

                                   THE NOTES
                                   ---------

SECTION 2.1 Form and Dating.
            ---------------

          (a) General.
              -------

          The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibits A-1 and A-2 hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage or agreements to which the Company is subject. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

          The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

          (b) Global Notes.
              ------------

          Notes issued in global form shall be substantially in the form of Exhibits A-1 or A-2 attached hereto (including the Global Note Legend thereon and the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Notes issued in definitive form shall be substantially in the form of Exhibit A-1 attached hereto (but without the Global Note Legend thereon and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the aggregate principal amount of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

          (c) Temporary Global Notes.
              ----------------------

          Notes offered and sold in reliance on Regulation S shall be issued initially in the form of the Regulation S Temporary Global Notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee, at the Corporate Trust Office of the

Trustee, as custodian for the Depositary, registered in the name of the Depositary or the nominee of the Depositary for the accounts of designated agents holding on behalf of Euroclear or CEDEL Bank, duly executed by the Company and authenticated by the Trustee as hereinafter provided. Upon termination of the Restricted Period and the receipt by the Trustee of (i) a written certificate from the Depositary, together with copies of certificates from Euroclear and CEDEL Bank certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Note (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a 144A Global Note bearing a Private Placement Legend, all as contemplated by Section 2.06(b)(iii) hereof), and (ii) an Officers' Certificate from the Company, beneficial interests in the Regulation S Temporary Global Note shall be exchanged for beneficial interests in Regulation S Permanent Global Notes pursuant to the Applicable Procedures. Simultaneously with the authentication of Regulation S Permanent Global Notes, the Trustee shall, upon direction of the Company, cancel the Regulation S Temporary Global Note. The aggregate principal amount of the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interest as hereinafter provided.

          (d) Euroclear and CEDEL Bank Procedures Applicable.
              ----------------------------------------------

          The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of CEDEL Bank" and "Customer Handbook" of CEDEL Bank shall be applicable to transfers of beneficial interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Notes that are held by Participants through Euroclear or CEDEL Bank.

SECTION 2.2 Execution and Authentication.
            ----------------------------

          Two Officers or one Officer and the Secretary or an Assistant Secretary of the Company shall sign the Notes for the Company by manual or facsimile signature.

          If an Officer, Secretary or Assistant Secretary whose signature is on a Note no longer holds that office at the time a Note is authenticated, the Note shall nevertheless be valid.

          A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

          The Trustee shall, upon a written order of the Company signed by two Officers or one Officer and the Secretary or an Assistant Secretary of the Company (an "Authentication Order"), authenticate Notes for original issue up to the aggregate principal amount stated in paragraph 4 of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof.

          The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. An authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with Holders or an Affiliate of the Company.

SECTION 2.3 Registrar and Paying Agent.
            --------------------------

          The Company shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar," which term shall also include any co-registrar) and an office or agency where Notes may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee in writing of the name and address of any Paying Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar.

          The Company initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

          The Company initially appoints the Trustee to act as the Registrar and Paying Agent and to act as Note Custodian with respect to the Global Notes.

          The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.

SECTION 2.4 Paying Agent to Hold Money in Trust.
            -----------------------------------

          The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium or Liquidated Damages, if any, or interest on the Notes, and shall notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all such money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all such money held by it to the Trustee.
Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or a Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent. Upon any bankruptcy or reorganization proceedings relating to the Company, the Trustee shall serve as Paying Agent for the Notes.

SECTION 2.5 Holder Lists.
            ------------

          The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each Interest Payment Date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders and the Company shall otherwise comply with TIA Section 312(a).

SECTION 2.6 Transfer and Exchange.
            ---------------------

          (a) Transfer and Exchange of Global Notes.
              -------------------------------------

          A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Definitive Notes if (i) the Company delivers to the Trustee a notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 120 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Definitive Notes and delivers a written notice to such effect to the Trustee; provided that in no event shall the Regulation S Temporary Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates determined by the Company to be required pursuant to Rule 903(c)(3)(ii)(B) under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Notes shall be issued in such names as the Depositary shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof pursuant to this Section 2.06 or
Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.06(b), (c) or (f) hereof.

          (b) Transfer and Exchange of Beneficial Interests in the Global Notes.
              -----------------------------------------------------------------

          The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein and therein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (i) Transfer of Beneficial Interests in the Same Global Note.
                   --------------------------------------------------------
Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period transfers of beneficial interests in the Temporary Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser or to a transferee who will take delivery of a beneficial ownership interest in a 144A Global Note bearing a Private Placement Legend in accordance with Section 2.06(b)(iii) hereof). Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

               (ii) All Other Transfers and Exchanges of Beneficial Interests in
                    ------------------------------------------------------------
Global Notes.  In connection with all transfers and exchanges of beneficial
------------
interests that are not subject to Section 2.06(b)(i) above, the transferor of such beneficial interest must deliver to the Depositary either (A) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Definitive Note shall be registered to effect the transfer or exchange referred to in (1) above, provided that in no event shall Definitive Notes be issued upon the transfer or exchange of beneficial interests in the Regulation S Temporary Global Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates determined by the Company to be required pursuant to Rule 903 under the Securities Act. Upon consummation of an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

               (iii) Transfer of Beneficial Interests to Another Restricted
                     ------------------------------------------------------
Global Note.  A  beneficial interest in any Restricted Global Note may be
-----------
transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 2.06(b)(ii) above and the Registrar receives the following:

                    (A) if the transferee will take delivery in the form of a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof; and

                    (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Temporary Global Note or the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof.

               (iv) Transfer and Exchange of Beneficial Interests in a
                    --------------------------------------------------
Restricted Global Note for Beneficial Interests in the Unrestricted Global
--------------------------------------------------------------------------
Note.  A beneficial interest in any Restricted Global Note may be exchanged by
----
any holder thereof for a beneficial interest in an Unrestricted Global Note transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.06(b)(ii) above and:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required by Section 5 of the Registration Rights Agreement in the applicable Letter of Transmittal or via the Depositary's book-entry system;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                    (D) the Registrar receives the following:

                    (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
(1)(a) thereof; or

                    (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof; and, in each such case set forth in this subparagraph (D), if the Company or the Registrar so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Company or the Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (B) or (D) above.

          Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (c) Transfer or Exchange of Beneficial Interests for Definitive Notes.
              -----------------------------------------------------------------

               (i) Beneficial Interests in Restricted Global Notes to Restricted
               --- -------------------------------------------------------------
Definitive Notes.  If any holder of a beneficial interest in a Restricted Global
----------------
Note proposes to exchange such beneficial interest for a Restricted Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Note, then, upon receipt by the Registrar of the following documentation:

                    (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Definitive Note, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                    (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                    (C) if such beneficial interest is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                    (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                    (E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered.
Any Definitive Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               (ii) Notwithstanding Sections 2.06(c)(i)(A) and (C) hereof, a beneficial interest in the Regulation S Temporary Global Note may not be exchanged for a Definitive Note or transferred to a Person who takes delivery thereof in the form of a Definitive Note prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates determined by the Company to be required pursuant to Rule 903(c)(3)(ii)(B) under the Securities

Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

               (iii) Beneficial Interests in Restricted Global Notes to
                     --------------------------------------------------
Unrestricted Definitive Notes.  A holder of a beneficial interest in a
-----------------------------
Restricted Global Note may exchange such beneficial interest for an Unrestricted Definitive Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, makes the certifications required by
Section 5 of the Registration Rights Agreement in the applicable Letter of Transmittal;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                    (D) the Registrar receives the following:

                    (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for an Unrestricted Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof; or

                    (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or
(4) thereof;

and, in each such case set forth in this subparagraph (D), if the Company or the Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Company or the Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iv) Beneficial Interests in Unrestricted Global Notes to
                    ----------------------------------------------------
Unrestricted Definitive Notes.  If any holder of a beneficial interest in an
-----------------------------
Unrestricted Global Note proposes to exchange such beneficial interest for a Definitive Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section

2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Person designated in the instructions a Definitive Note in the appropriate principal amount. Any Definitive Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iv) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall make available for delivery such Definitive Notes to the Persons in whose names such Notes are so registered. Any Definitive Note issued in exchange for a beneficial interest pursuant to this
Section 2.06(c)(iv) shall not bear the Private Placement Legend.

          (d) Transfer and Exchange of Definitive Notes for Beneficial
              --------------------------------------------------------
Interests.
---------

               (i) Restricted Definitive Notes to Beneficial Interests in
                   ------------------------------------------------------
Restricted Global Notes.  If any Holder of a Restricted Definitive Note
-----------------------
proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                    (A) if the Holder of such Restricted Definitive Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                    (B) if such Restricted Definitive Note is being transferred to a QIB in accordance with Rule 144A, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof; or

                    (C) if such Restricted Definitive Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof, upon confirmation of such receipt, the Trustee shall cancel the Restricted Definitive Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, in the case of clause (B) above, the 144A Global Note, and in the case of clause (C) above, the Regulation S Global Note, in each case, bearing the Private Placement Legend.

               (ii) Restricted Definitive Notes to Beneficial Interests in
                    ------------------------------------------------------
Unrestricted Global Notes.  A Holder of a Restricted Definitive Note may
-------------------------
exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required under Section 5 of the Registration Rights Agreement in the applicable Letter of Transmittal;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (C) such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                    (D) the Registrar receives the following:

                    (1) if the Holder of such Definitive Notes proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof; or

                    (2) if the Holder of such Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item
(3)(c) or (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Company or Registrar so requests or if the Applicable Procedures so require, an opinion of counsel in form reasonably acceptable to the Company or Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          Upon confirmation by the Registrar of satisfaction of the conditions of any of the subparagraphs in this Section 2.06(d)(ii), the Trustee shall cancel the Definitive Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Definitive Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

          If any such exchange or transfer from a Definitive Note to a beneficial interest in a Global Note is effected pursuant to subparagraph
(ii)(B), (ii)(D) or (iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Definitive Notes so transferred.

          (e) Transfer and Exchange of Definitive Notes for Definitive Notes.
              --------------------------------------------------------------

          Upon request by a Holder of Definitive Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.06(e).


          (i)       Restricted Definitive Notes to Restricted Definitive Notes.
                    ----------------------------------------------------------
Any Restricted Definitive Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Note if the Registrar receives the following:

                   (A) if the transfer will be made pursuant to Rule 144A, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                   (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof;

                   (C) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(a) thereof; or

                   (D) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(b) thereof.

          (ii)     Restricted Definitive Notes to Unrestricted Definitive Notes.
                   ------------------------------------------------------------
Any Restricted Definitive Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Note if:

                   (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, makes the certification required by Section 5 of the Registration Rights Agreement in the applicable Letter of Transmittal;

                   (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                   (C) any such transfer is effected by a Participating Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                   (D) the Registrar receives the following:

                   (1) if the Holder of such Restricted Definitive Notes proposes to exchange such Notes for an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(d) thereof; or

                    (2) if the Holder of such Restricted Definitive Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (3)(c) or (4) thereof;

and, in each such case set forth in this subparagraph (D), if the Company or Registrar so requests, an opinion of counsel in form reasonably acceptable to the Company or Registrar, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

          (iii)     Unrestricted Definitive Notes to Unrestricted Definitive
                    --------------------------------------------------------
Notes.  A Holder of Unrestricted Definitive Notes may transfer such Notes to a
-----
Person who takes delivery thereof in the form of an Unrestricted Definitive Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

     (f)  Exchange Offer.
          --------------

          Upon the consummation of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an Authentication Order in accordance with Section 2.02 hereof, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons that make the certifications required by Section 5 of the Registration Rights Agreement in the applicable Letters of Transmittal or via the Depositary's book-entry system, and accepted for exchange in the Exchange Offer and (ii) Definitive Notes in an aggregate principal amount equal to the aggregate principal amount of the Restricted Definitive Notes tendered for acceptance by Persons that make the certifications required by Section 5 of the Registration Rights Agreement in the applicable Letters of Transmittal, and accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and make available for delivery to the Persons designated by the Holders of Definitive Notes so accepted Definitive Notes in the appropriate principal amount.

     (g)  Legends.  The following legends shall appear on the face of all
          -------
Global Notes and Definitive Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

          (i)  Private Placement Legend.
               ------------------------

               (A) Except as permitted by subparagraph (B) below, each Global Note and each Definitive Note (and all Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT").

     THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE AND THE LAST DATE ON WHICH THE ISSUER OR AN AFFILIATE OF THE ISSUER WAS THE OWNER OF THE SECURITY, IN EITHER CASE OTHER THAN (1) TO THE ISSUER, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), AND, IF SUCH TRANSFER IS BEING EFFECTED BY CERTAIN TRANSFERORS SPECIFIED IN THE INDENTURE (AS DEFINED BELOW) PRIOR TO THE EXPIRATION OF THE APPLICABLE "DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(c)(3) OF REGULATION S UNDER THE SECURITIES ACT), A CERTIFICATE WHICH MAY BE OBTAINED FROM THE ISSUER OR THE TRUSTEE OR TRANSFER AGENT IS DELIVERED BY THE TRANSFEREE TO THE ISSUER AND THE TRUSTEE AND/OR TRANSFER AGENT, (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a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

     WITH THE FOREGOING RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS
     (1) A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR (2) AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT AND THAT IT IS HOLDING THIS SECURITY FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION OR (3) A NON-U.S. PERSON OUTSIDE THE UNITED STATES WITHIN THE MEANING OF (OR AN ACCOUNT SATISFYING THE REQUIREMENTS OF) RULE 902 UNDER REGULATION S UNDER THE SECURITIES ACT."

                    (B) Notwithstanding the foregoing, any Global Note or Definitive Note issued pursuant to subparagraphs (b)(iv), (c)(iii), (d)(ii),
(d)(iii), (e)(ii), (e)(iii) or (f) of this Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

              (ii)  Global Note Legend.  Each Global Note shall bear a legend in
                    ------------------
substantially the following form:

          "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

              (iii) Regulation S Temporary Global Note Legend.  The Regulation S
                    -----------------------------------------
Temporary Global Note shall bear a legend in substantially the following form:

          "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF A DISTRIBUTION COMPLIANCE PERIOD (DEFINED AS 40 DAYS AFTER THE ISSUE DATE WITH RESPECT TO THE NOTES), MAY NOT BE: OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, AS DEFINED IN THE SECURITIES ACT, OR (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE

          144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

          THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON."

          (h) Cancellation and/or Adjustment of Global Notes.
              ----------------------------------------------

          At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.11 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such reduction, and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depositary at the direction of the Trustee to reflect such increase.

              (i)   General Provisions Relating to Transfers and Exchanges.
                    ------------------------------------------------------

              (ii) To permit registrations of transfers and exchanges, the Company shall, subject to the other provisions of this Section 2.06, execute and the Trustee shall authenticate Global Notes and Definitive Notes upon the Company's order or at the Registrar's request.

              (iii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Definitive Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.10, 3.06, 3.09, 4.10, 4.14 and 9.05 hereof).

              (iv) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

               (v) All Global Notes and Definitive Notes issued upon any registration of transfer or exchange of Global Notes or Definitive Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Definitive Notes surrendered upon such registration of transfer or exchange.

               (vi) The Company shall not be required (A) to issue, to register the transfer of or to exchange any Notes during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption or repurchase under Section 3.02 or 4.14 hereof, as applicable, and ending at the close of business on such day, (B) to register the transfer of or to exchange any Note so selected for redemption or repurchase in whole or in part, except the unredeemed portion of any Note being redeemed or repurchased in part or (c) to register the transfer of or to exchange a Note between a Record Date and the next succeeding Interest Payment Date.

               (vii) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

               (viii) The Trustee shall authenticate Global Notes and Definitive Notes in accordance with the provisions of Section 2.02 hereof.

               (ix) All certifications, certificates and opinions of counsel required to be submitted to the Registrar pursuant to this Section 2.06 to effect a registration of transfer or exchange may be submitted by facsimile.

               (x) Each Holder agrees to indemnify the Trustee and the Registrar against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

               (xi) Neither the Trustee nor the Registrar shall have any obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.7 Replacement Notes.
            -----------------

     If any mutilated Note is surrendered to the Trustee or the Company and the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee, upon receipt of an Authentication Order, shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent and any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and may charge for its expenses (including the fees and expenses of the Trustee and reasonable attorney's fees and expenses) in replacing a Note.

          Every replacement Note is an additional obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

          If any mutilated, lost, stolen or destroyed Note has become or is about to become due and payable, the Company, in its sole discretion, may, instead of issuing a new Note, pay such Note.

SECTION 2.8 Outstanding Notes.
            -----------------

          The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding. Except as set forth in Section 2.09 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

          If a Note is replaced pursuant to Section 2.07 hereof, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser or protected purchaser.

          If the principal amount of any Note is considered paid under
Section 4.01 hereof, it ceases to be outstanding and interest on it ceases to accrue.

          If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, on a redemption date or maturity date, money sufficient to pay Notes payable on that date, then on and after that date such Notes shall be deemed to be no longer outstanding and shall cease to accrue interest.

SECTION 2.9 Treasury Notes.
            --------------

          In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, or by any Person that is an Affiliate of the Company, shall be considered as though not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that the Trustee knows are so owned shall be so disregarded.

SECTION 2.10  Temporary Notes.
              ---------------

          Until certificates representing Notes are ready for delivery, the Company may prepare and the Trustee, upon receipt of an Authentication order, shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of certificated Notes but may have variations that the company considers appropriate for temporary Notes and as shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes.

          Holders of temporary Notes shall be entitled to all of the benefits of this Indenture.

SECTION 2.11  Cancellation.
              ------------

          The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall destroy cancelled Notes (subject to the record retention requirements of the Exchange
Act). Certification of the destruction of all canceled Notes shall be delivered to the Company. The Company may not issue new Notes to replace Notes that it has paid or that have been delivered to the Trustee for cancellation.

SECTION 2.12  Defaulted Interest.
              ------------------

          If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent Special Record Date, in each case at the rate provided in the Notes and in Section 4.01 hereof. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Note and the date of the proposed payment. The Company shall fix or cause to be fixed each such Special Record Date and payment date, provided that no such Special Record Date shall be less than 10 days prior to the related payment date for such defaulted interest. At least 15 days before the Special Record Date, the Company (or, upon the written request of the Company, the Trustee in the name and at the expense of the company) shall mail or cause to be mailed to Holders a notice that states the Special Record Date, the related payment date and the amount of such interest to be paid. The defaulted interest shall be considered paid upon deposit with the Trustee or the Paying Agent of an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest, and interest on such defaulted interest shall thereafter cease to accrue from that date. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements of any securities exchange or other trading market on which the securities of the company are listed or traded, and upon such notice as may be required by such exchange or trading market, if, after written notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

SECTION 2.13  Cusip Numbers.
              -------------

          The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use CUSIP numbers in notice of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or the omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3

                           REDEMPTION AND PREPAYMENT
                           -------------------------

SECTION 3.1 Notices to Trustee.
            ------------------

          If the Company elects to redeem Notes pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 35 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of this Indenture pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed, (iv) the redemption price and (v) the CUSIP numbers of the Notes to be redeemed.

SECTION 3.2 Selection of Notes to Be Redeemed.
            ---------------------------------

          If less than all of the Notes are to be redeemed at any time, the Trustee shall select the Notes to be redeemed or purchased among the Holders of the Notes in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed or, if the Notes are not so listed, on a pro rata basis, by lot or in accordance with any other method the Company considers fair and appropriate. In the event of partial redemption by lot, the particular Notes to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Notes not previously called for redemption.

          The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Notes of a Holder are to be redeemed, the entire outstanding amount of Notes held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

SECTION 3.3 Notice of Redemption.
            --------------------

          Subject to the provisions of Section 3.09 hereof, at least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Notes are to be redeemed at its registered address. The notice shall identify the Notes to be redeemed and shall state:

          (a)  the redemption date;

          (b)  the redemption price;

          (c) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the redemption date upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Note;

          (d)  the name and address of the Paying Agent;

          (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (f) that, unless the Company defaults in making such redemption payment, interest on Notes called for redemption ceases to accrue on and after the redemption date;

          (g) the paragraph of the Notes and/or Section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

          (h) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Notes.

          At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

SECTION 3.4 Effect of Notice of Redemption.
            ------------------------------

          Once notice of redemption is mailed in accordance with Section 3.03 hereof, Notes called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.5 Deposit of Redemption Price.
            ---------------------------

          Prior to 12:00 noon New York City time on the redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall promptly return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

          If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Notes or the portions of Notes called for redemption. If a Note is redeemed on or after a Record Date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Note was registered at the close of business on such Record Date. If any Note called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes and in Section 4.01 hereof.

SECTION 3.6    Notes Redeemed in Part.
               ----------------------

          Upon surrender and cancellation of a Note that is redeemed in part, the Company shall issue and, upon the Company's written, request, the Trustee shall authenticate, for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

SECTION 3.7    Optional Redemption.
               --------------------

          (a) The Notes will not be redeemable at the Company's option prior to December 1, 2003. Thereafter, the Notes will be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date (subject to the right of Holders as of the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

                                                        Percentage
                                                       of Principal
     Year                                                 Amount
     ----                                              ------------
     2003...........................................     106.500%
     2004...........................................     103.250%
     2005 and thereafter............................     100.000%

          (b) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Section 3.01 through 3.06 hereof.

SECTION 3.8    Mandatory Redemption.
               ---------------------

          Except as provided in Sections 4.10 and 4.14 hereof, the Company shall not be required to make mandatory redemption or sinking fund payments with respect to the Notes.

SECTION 3.9    Offer to Purchase by Application of Excess Proceeds.
               ---------------------------------------------------

          In the event that, pursuant to Section 4.10 hereof, the Company shall be required to commence an Asset Sale Offer, it shall follow the procedures specified below.

          The Asset Sale Offer shall remain open for a period of 20 Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the "Offer Period"). No later than five Business Days after the termination of the Offer Period (the "Purchase Date"), the Company shall purchase the principal amount of Notes required to be purchased pursuant to
Section 4.10 hereof (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Notes tendered in response to the Asset Sale Offer. Payment for any Notes so purchased shall be made in the same manner as interest payments are made.

          If the Purchase Date is on or after a Record Date and on or before the related Interest Payment Date, any accrued and unpaid interest shall be paid to the Person in whose name a Note is registered at the close of business on such Record Date, and no additional interest shall be payable to Holders who tender Notes pursuant to the Asset Sale Offer.

          Upon the commencement of an Asset Sale Offer, the Company shall send, by first class mail, a notice to the Trustee and each of the Holders, with a copy to the Trustee. The notice shall contain all instructions and materials necessary to enable such Holders to tender Notes pursuant to the Asset Sale Offer. The Asset Sale offer shall be made to all Holders. The notice, which shall govern the terms of the Asset Sale offer, shall state:

          (a)    that the Asset Sale Offer is being made pursuant to this
Section 3.09 and Section 4.10 hereof and the length of time the Asset Sale Offer shall remain open;

          (b)    the Offer Amount, the purchase price and the Purchase Date;

          (c) that any Note not tendered or accepted for payment shall continue to accrue interest;

          (d) that, unless the Company defaults in making such payment, any Note accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Purchase Date;

          (e) that Holders electing to have a Note purchased pursuant to an Asset Sale Offer may only elect to have all of such Note purchased and may not elect to have only a portion of such Note purchased;

          (f) that Holders electing to have a Note purchased pursuant to any Asset Sale Offer shall be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, or transfer by book-entry transfer, to the Company, a depositary, if appointed by the Company, or a Paying Agent at the address specified in the notice at least three days before the Purchase Date;

          (g) that Holders shall be entitled to withdraw their election if the Company, the depositary or the Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the aggregate principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Note purchased;

          (h) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Offer Amount, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased); and

          (i) that Holders whose Notes were purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer).

          On or before 12:00 noon New York City time on the Purchase Date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, the Offer Amount or portions thereof tendered pursuant to the Asset Sale offer, or if less than the Offer Amount has been tendered, all Notes tendered, and shall deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this Section 3.09. The Company, the Depositary or the Paying Agent, as the case may be, shall promptly (but in any case not later than five days after the Purchase Date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Notes tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note, and the Trustee, upon written request from the Company, shall authenticate and mail or deliver such new Note to such Holder, in a principal amount equal to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Asset Sale Offer on the Purchase Date.

          Other than as specifically provided in this Section 3.09, any purchase pursuant to this Section 3.09 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.

                                   ARTICLE 4

                                   COVENANTS
                                   ---------

SECTION 4.1    Payment of Notes.
               ----------------

          The Company shall pay or cause to be paid the principal of, premium, if any, and interest and Liquidated Damages, if any, on the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest and Liquidated Damages, if any, shall be considered paid on the date due if the Paying Agent, if other than the Company or a Subsidiary thereof, holds as of 12:00 noon New York City time on the due date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest and Liquidated Damages, if any, then due.

          Notwithstanding anything to the contrary in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

          The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace period) at the same rate to the extent lawful.

SECTION 4.2    Maintenance of Office or Agency.
               -------------------------------

          The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency (which may be an office of the Trustee or an affiliate of the Trustee, Registrar or co-registrar) where Notes may be surrendered for registration of transfer or for exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          The company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section
2.03 hereof.

SECTION 4.3    Reports.
               -------

          At all times from and after the date of the commencement of an Exchange Offer or the effectiveness of a shelf registration statement with respect to the Notes (the "Registration"), whether or not the Company is then required to file reports with the Commission, the Company shall file with the Commission all such reports and other information as it would be required to file with the Commission by Sections 13(a) or 15(d) under the Exchange Act if it were subject thereto. The Company shall supply the applicable Trustee and each applicable Holder or shall supply to the applicable Trustee for forwarding to each such applicable Holder, without cost to such Holder, copies of such reports and other information. At all times prior to the date of the Registration, the Company shall, at its cost, deliver to the Trustee and each Holder of the Notes quarterly and annual reports substantially equivalent to those which would be required by the Exchange Act if the Company were subject thereto. In addition, at all times prior to the Registration, upon the request of any Holder or any prospective purchaser of the Notes designated by a Holder, the Company shall supply to such Holder or such prospective purchaser the information required under Rule 144A under the Securities Act.

SECTION 4.4    Compliance Certificate.
               ----------------------

          (a) The Company shall deliver to the Trustee within 90 days after the end of each fiscal year, an Officers' Certificate stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of or interest, if any, on the Notes is prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          (b) So long as not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.03(a) hereof shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements, nothing has come to their attention that would lead them to believe that the Company has violated any provisions of Article 4 or Article 5 hereof or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

          (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

          (d) If Liquidated Damages are payable under the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating (i) the amount of Liquidated Damages that is payable and (ii) the date on which Liquidated Damages is payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If Liquidated Damages have been paid by the Company directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

SECTION 4.5    Taxes.
               -----

          The Company shall pay, and shall cause each of its Subsidiaries to pay, prior to delinquency, all material taxes, assessments, and governmental levies except such as are contested in good faith and by appropriate proceedings or where the failure to effect such payment is not adverse in any material respect to the Holders of the Notes.

SECTION 4.6    Stay, Extension and Usury Laws.
               ------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as through no such law has been enacted.

SECTION 4.7    Restricted Payments.
               -------------------

                       (A) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly:

                       (i) declare or pay any dividend or make any other payment or distribution on account of the Company's Equity Interests or to the direct or indirect holders of the Company's Equity Interests in their capacity as stockholders (other than dividends or distributions payable (a) in Equity Interests (other than Disqualified Stock) of the Company or (b) to the Company or a Restricted Subsidiary of the Company);

                       (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interests of the Company or any direct or indirect parent of the Company (other than any such Equity Interests owned by the Company or any Restricted Subsidiary of the Company);

                       (iii) make any payment on or with respect to, or purchase, redeem, defease or otherwise acquire or retire for value any Subordinated Indebtedness, except a payment of interest or principal at any Stated Maturity; or

                       (iv)  make any Restricted Investment

(all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless:

                 (a) at the time of and after giving effect to such Restricted Payment, no Default or Event of Default shall have occurred and be continuing;

                 (b) the Company would, at the time of such Restricted Payment and after giving pro forma effect thereto as if such Restricted Payment had been made at the beginning of the applicable period, have been permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a); and

                 (c) such Restricted Payment, together with the aggregate amount of all other Restricted Payments made by the Company and the Restricted Subsidiaries on or after the Issue Date, is less than the sum, without duplication, of

                       (i) the amount of the Company's (x) Cumulative Consolidated Cash Flow determined at the time of such Restricted Payment less
(y) 150% of the cumulative consolidated interest expense, determined for the period commencing on the first day of the fiscal quarter which includes the Issue Date and ending on the last day of the last fiscal quarter preceding the date on which such Restricted Payment is to be made for which reports have been filed with the Commission or provided to the Trustee pursuant to Section 4.03, plus

                       (ii) 100% of the aggregate Net Cash Proceeds received by the Company after the Issue Date as a Capital Contribution or from the issue or sale (other than to a Subsidiary of the Company) of Equity Interests of the Company (other than Disqualified Stock) or from the issue or sale (other than to a Subsidiary of the Company) of Disqualified Stock or debt securities of the Company that have been converted or exchanged into such Equity Interests, plus the amount of Net Cash Proceeds received by the Company upon such conversion or exchange (other than a conversion or exchange by a Subsidiary of the Company), plus

                       (iii) the aggregate amount equal to the net reduction in Restricted Investments in Unrestricted Subsidiaries on or after the Issue Date resulting from (x) dividends, distributions, interest payments, return of capital, repayments of Restricted Investments or other transfers of assets to the Company or any Restricted Subsidiary from any Unrestricted Subsidiary and not otherwise included in the calculation of Cumulative Consolidated Cash Flow required by clause (c)(i) above, (y) proceeds realized by the Company or any Restricted Subsidiary upon the sale of such Restricted Investment to a Person other than the Company or any Subsidiary of the Company, or (z) the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary, not to exceed in the case of any of the immediately preceding clauses (x), (y) or (z) the aggregate amount of Restricted Investments made by the Company or any Restricted Subsidiary in such Unrestricted Subsidiary on or after the Issue Date, plus

                       (iv) to the extent that any Restricted Investment that was made on or after the Issue Date is sold for cash or otherwise liquidated or repaid for cash, the lesser of, to the extent paid to the Company or a Restricted Subsidiary, (A) the cash return of capital with respect to such Restricted Investment (less the cost of disposition, if any) and (B) the initial amount of such Restricted Investment, minus

                       (v) 50% of the cumulative aggregate principal amount of any outstanding Indebtedness incurred pursuant to Section 4.09(b)(ii).

                       (B) So long as no Default or Event of Default shall have occurred and be continuing, the foregoing provisions shall not prohibit

                       (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the foregoing provisions;

                       (ii) the redemption, repurchase, retirement, defeasance or other acquisition of any Subordinated Indebtedness or Equity Interests of the Company in exchange for, or out of the Net Cash Proceeds of the substantially concurrent sale (other than to a

Subsidiary of the Company) of, Equity Interests of the Company (other than any Disqualified Stock); provided that the amount of any such Net Cash Proceeds that are utilized for, and the Equity Interests issued or exchanged for, any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) of the preceding paragraph and each other clause of this paragraph;

                       (iii) the defeasance, redemption, retirement, repurchase or other acquisition of Subordinated Indebtedness with the Net Cash Proceeds from, or issued in exchange for, a substantially concurrent incurrence of Permitted Refinancing Indebtedness; provided that the amount of any such Net Cash Proceeds that are utilized for any such redemption, repurchase, retirement, defeasance or other acquisition shall be excluded from clause (c) of the preceding paragraph and each other clause of this paragraph;

                       (iv) the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company held by any member of the Company's or a Restricted Subsidiary's management; provided that the aggregate price paid for all such repurchased, redeemed, acquired or retired Equity Interests shall not exceed $3 million in any fiscal year;

                       (v) Restricted Investments not to exceed the aggregate fair market value (measured on the date each such Restricted Investment was made or returned, as applicable), when taken together with all other Restricted Investments made pursuant to this clause (v) that are at the time outstanding, the sum of (x) $30 million, plus (y) the amount then available for the making of Restricted Payments pursuant to clause (c) of the preceding paragraph without giving effect to subclause (i) thereof;

                       (vi) Restricted Investments the payment for which consists exclusively of Equity Interests (other than Disqualified Stock) of the Company; and

                       (vii) the repurchase of Equity Interests of the Company in accordance with, and only to the extent required by, dissenters rights of appraisal under applicable law.

Each Restricted Payment permitted pursuant to clauses (i), (iv), (v), (vi) and
(vii) above shall be included, and each Restricted Payment permitted pursuant to clauses (ii), (iii) and (vi) above shall be excluded (except as specifically set forth in each such clause), for all purposes when performing the calculation set forth in clause (c) of Section 4.07(A).

                       (C) The Board of Directors may not designate any Subsidiary of the Company (other than a newly created Subsidiary in which no Investment has previously been made (other than any de minimis amount required to capitalize such Subsidiary in connection with its organization)) as an Unrestricted Subsidiary (a "Designation") unless: (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Designation and (ii) the Company would not be prohibited under this Indenture from making a Restricted Investment at the time of such Designation (assuming the effectiveness of such Designation for purposes of this Section 4.07) in an amount equal to the fair market value of the net Investment of the Company and all Restricted Subsidiaries in such Subsidiary on such date.

                       (D) In the event of any such Designation, all outstanding Investments owned by the Company and the Restricted Subsidiaries in the Subsidiary so designated will be deemed to be a Restricted Investment made as of the time of such Designation and will reduce the amount available for Restricted Payments under Section 4.07(A) or (B). All such outstanding Investments will be deemed to constitute Restricted Payments in an amount equal to the fair market value of such Investments at the time of such Designation. A Designation may be revoked and an Unrestricted Subsidiary may thus be redesignated as a Restricted Subsidiary (a "Revocation") by a resolution of the Board of Directors delivered to the Trustee; provided that the Company shall not make any Revocation unless: (i) no Default or Event of Default shall have occurred and be continuing at the time of or after giving effect to such Revocation; and (ii) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred at such time for all purposes under this Indenture.

                       (E) The amount of all Restricted Payments (other than cash) shall be the fair market value on the date of the Restricted Payment of the asset(s) or securities proposed to be transferred or issued by the Company (or such Restricted Subsidiary, as the case may be) pursuant to the Restricted Payment. The fair market value of any asset(s) or securities that are required to be valued by this Section 4.07 shall be determined in good faith by the Board of Directors; provided that such determination shall be supported by the opinion or appraisal of an accounting, appraisal or investment banking firm of national standing if such fair market value would exceed $10 million.

SECTION 4.8 Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries.
               ------------

                       (A) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to:

                       (i) (a) pay dividends or make any other distributions to the Company or any of the Restricted Subsidiaries (1) on its Capital Stock or
(2) with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Company or any of the Restricted Subsidiaries,

                       (ii) make loans or advances to the Company or any of the Restricted Subsidiaries, or

                       (iii) transfer any of its properties or assets to the Company or any of the Restricted Subsidiaries.

                       (B) The foregoing restrictions shall not apply to encumbrances or restrictions existing under or by reason of:

          (a)    Existing Indebtedness as in effect on the Issue Date;

          (b) any Permitted Credit Facility or Permitted Foreign Credit Facility, provided that (i) the aggregate outstanding amount of any such Indebtedness does not exceed the amount permitted under clause (v) of the definition of Permitted Indebtedness, (ii) with respect to any Permitted Credit Facility, such restrictions apply only in the event of a payment default under such Permitted Credit Facility, and (iii) the chief financial officer of the Company determines in good faith that (A) any such restrictions contained in any such Permitted Credit Facility or Permitted Foreign Credit Facilities are no more restrictive, taken as a whole, than those contained in a similar credit facility with terms that are commercially reasonable for a borrower engaged in a business comparable to the Company that has substantially comparable Indebtedness, and (B) any such restrictions shall not materially affect the Company's ability to make principal, premium or interest payments on the Notes;

          (c)    applicable law;

          (d) any instrument governing Indebtedness or Capital Stock of a Person or assets acquired by the Company or any of the Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with or in contemplation of such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired; provided, that in the case of Indebtedness, such Indebtedness was permitted by the terms of this Indenture to be incurred;

          (e) customary non-assignment provisions in leases entered into in the ordinary course of business;

          (f) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (iii) above on the property so acquired, constructed, leased or improved';

          (g) any agreement for the sale or other disposition of a Restricted Subsidiary that restricts distributions by that Restricted Subsidiary pending its sale or other disposition, provided that the consummation of such transaction would not result in an Event of Default or an event that, with the passing of time or giving of notice or both, would constitute an Event of Default, that such restriction terminates if such transaction is not consummated and that the consummation or abandonment of such transaction occurs within one year of the date such agreement was entered into';

          (h) Permitted Refinancing Indebtedness, provided that the restrictions contained in the agreements governing such Permitted Refinancing Indebtedness are no more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded;

          (i) Liens securing Indebtedness otherwise permitted to be incurred pursuant to Section 4.12 that limit the right of the Company or any of the Restricted Subsidiaries to dispose of the assets subject to such Lien; and

          (j) provisions with respect to the disposition or distribution of assets or property in joint venture agreements and other similar agreements entered into in the ordinary course of business.

SECTION 4.9    Incurrence of Indebtedness and Issuance of Preferred Stock.
               ----------------------------------------------------------

          (a) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable for, contingently or otherwise (including by way of merger, consolidation or acquisition) (collectively, "incur"), any Indebtedness and the Company shall not issue or incur any Disqualified Stock and shall not permit any of the Restricted Subsidiaries to issue or incur any shares of Preferred Stock; provided, however, that the Company may incur Indebtedness or issue or incur shares of Disqualified Stock and the Restricted Subsidiaries may incur Acquired Debt or Acquired Preferred Stock if either:

                 (i) the Consolidated Leverage Ratio at the end of the Company's most recently ended fiscal quarter for which a consolidated balance sheet of the Company (which has been filed with the Commission or provided to the Trustee pursuant to Section 4.03) immediately preceding the date on which such additional Indebtedness is incurred or such Preferred Stock is issued or incurred would have been less than 6.0 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom); or

                 (ii) the Consolidated Capital Ratio at the end of the most recently ended fiscal quarter (for which a consolidated balance sheet of the Company has been filed with the Commission or provided to the Trustee pursuant to Section 4.03) would have been less than 2.0 to 1.0 determined on a pro forma basis (including a pro forma application of the net proceeds therefrom).

          (b) Notwithstanding the foregoing, the provisions of the paragraph set forth immediately above shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, "Permitted Indebtedness"):

                 (i)    Permitted Refinancing Indebtedness;

                 (ii) the incurrence by the Company of Indebtedness represented by the Notes and the Exchange Notes;

                 (iii) the incurrence of Indebtedness by the Company owing to any Restricted Subsidiary or Indebtedness of any Restricted Subsidiary owing to the Company or any Restricted Subsidiary (but such Indebtedness shall be deemed to be incurred upon such Indebtedness being held by any person other than the Company or such Restricted Subsidiary including upon Designation and upon such Restricted Subsidiary otherwise no longer being a Restricted Subsidiary); provided that in the case of Indebtedness of the Company, such obligations shall be unsecured and subordinated in all respects to the Company's obligations pursuant to the Notes;

                 (iv) the incurrence by the Company of Indebtedness in an aggregate amount incurred and outstanding at any time pursuant to this clause
(iv) of up to $30 million;

                 (v) the incurrence (A) by the Company or any Restricted Subsidiary (other than any Foreign Subsidiary) of Senior Debt (including under one or more Permitted Credit Facilities) and (B) by any Foreign Subsidiary of Indebtedness pursuant to one or more Permitted Foreign Credit Facilities, in an aggregate amount incurred and outstanding at any time pursuant to this clause
(v) of up to the sum of (x) $125 million and (y) 85% of the aggregate accounts receivable of the Company and the Restricted Subsidiaries as of the date of the most recently available balance sheet of the Company which has been included in a report filed with the Commission or provided to the Trustee pursuant to
Section 4.03;

                 (vi) the incurrence by the Company or any Foreign Subsidiary of Purchase Money Indebtedness (A) pursuant to the terms of any Purchase Money Indebtedness facility existing and as in effect on the Issue Date or (B) constituting not more than 75% of the cost, including shipping, installation and importation costs and sales, use and similar taxes (collectively, "Costs") payable upon acquisition of the subject property (determined in accordance with GAAP in good faith by the Board of Directors of the Company), to the Company or any such Foreign Subsidiary, as applicable, of the property so purchased, developed, acquired, constructed, improved or leased; provided that, with respect to any Purchase Money Indebtedness incurred under clause (B) above, at least 25% of the Costs payable upon acquisition of the subject property shall be funded from Newly Raised Capital; provided, further, that any assets acquired by a Foreign Subsidiary pursuant to this clause (vi) are acquired for use in the ordinary course of business of such Foreign Subsidiary;

                 (vii) the incurrence by the Company or any of the Restricted Subsidiaries of Hedging Obligations that are incurred for the purpose of fixing or hedging interest or foreign currency exchange rate risk with respect to any floating rate Indebtedness or foreign currency based Indebtedness, respectively, that is permitted by the terms of this Indenture to be outstanding; provided that the notional amount of any such Hedging Obligation does not exceed the amount of Indebtedness or other liability to which such Hedging Obligation relates; and

                 (viii) the incurrence by the Company and the Restricted Subsidiaries of Indebtedness solely in respect of bankers acceptances, letters of credit and performance bonds, all in the ordinary course of business.

          (c) Indebtedness or Preferred Stock of any Person which is outstanding at the time such Person becomes a Restricted Subsidiary of the Company (including upon designation of any Subsidiary or other Person as a Restricted Subsidiary or upon a Revocation such that such Subsidiary becomes a Restricted Subsidiary) or is merged with or into or consolidated with the Company or a Restricted Subsidiary of the Company shall be deemed to have been incurred at the time such Person becomes such a Restricted Subsidiary of the Company or is merged with or into or consolidated with the Company or a Restricted Subsidiary of the Company, as applicable.

          (d) Upon each incurrence, the Company may designate pursuant to which provision of this Section 4.09 such Indebtedness is being incurred and such Indebtedness shall not be deemed to have been incurred by the Company under any other provision of this Section 4.09, except as stated otherwise in the foregoing provisions or in the next sentence. For purposes of determining compliance with this covenant, in the event that an item of Indebtedness meets the criteria of more than one of the types of Indebtedness described in
Section 4.09(b)(i) through (viii) above, or is permitted under the first paragraph of this Section 4.09 and under one or more of such Sections, the Company, in its sole discretion, may from time to time reclassify such item of Indebtedness.

          (e) The Company shall not, and shall not permit any of its Restricted Subsidiaries (other than Foreign Subsidiaries) to, incur any Indebtedness (including Permitted Indebtedness) that is contractually subordinated in right of payment to any other Indebtedness unless such Indebtedness is also contractually subordinated in right of payment to the Notes on substantially identical terms; provided, however, that no Indebtedness shall be deemed to be contractually subordinated in right of payment to any other Indebtedness solely by virtue of being unsecured.

SECTION 4.10   Asset Sales.
               -----------

          The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale, unless:

                 (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Board of Directors (including as to the value of all noncash consideration) and set forth in an Officer's Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of;

                 (ii) at least 75% of the consideration therefor is in the form of cash and/or Cash Equivalents or Qualified Consideration; and

                 (iii) the Net Cash Proceeds received by the Company (or such Restricted Subsidiary, as the case may be) from such Asset Sale are applied within 360 days following the receipt of such Net Cash Proceeds, to the extent the Company (or such Restricted Subsidiary, as the case may be) elects:

                       (a) to the redemption or repurchase of outstanding Indebtedness, (I) that is either (A) secured Indebtedness or (B) Indebtedness of the Company that ranks equally with the Notes but has a maturity date that is prior to the maturity date of the Notes, in either case other than Subordinated Indebtedness, or (II) that is Indebtedness of a Restricted Subsidiary; and/or

                       (b) to reinvest such Net Cash Proceeds (or any portion thereof) in properties or assets (including Equity Interests of a Person that will become a Restricted Subsidiary as a result of such investment) that will be used in a Permitted Business.

The balance of such Net Cash Proceeds, after the application of such Net Cash Proceeds as described in the immediately preceding clauses (a) and (b), shall constitute "Excess Proceeds."

          When the aggregate amount of Excess Proceeds equals or exceeds $10 million (taking into account income earned on such Excess Proceeds), the Company shall be required to make a pro rata offer to all Holders and pari passu Indebtedness with comparable provisions requiring such Indebtedness to be purchased with the proceeds of such Asset Sale (an "Asset Sale Offer") to purchase the maximum principal amount or accreted value in the case of Indebtedness issued with an original issue discount of Notes and pari passu Indebtedness that may be purchased out of the Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof or the accreted value thereof, as applicable, plus accrued and unpaid interest thereon to the date of purchase (subject to the right of Holders as of the relevant record date to receive interest due on the relevant interest payment date), in accordance with the procedures set forth in this Indenture and the agreements governing such pari passu Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by this Indenture. If the aggregate principal amount of Notes and pari passu Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and pari passu Indebtedness to be purchased on a pro rata basis in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero for purposes of the first sentence of this paragraph.

          The amount of

                 (i) any liabilities (as shown on the Company's (or such Restricted Subsidiary's, as the case may be) most recent balance sheet), other than Subordinated Indebtedness, of the Company or any Restricted Subsidiary, that are assumed by the transferee of any such assets pursuant to an agreement that immediately releases the Company and all of the Restricted Subsidiaries from all liability in respect thereof;

                 (ii) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Sale, if the Company and all of the Restricted Subsidiaries immediately are released from all Guarantees of payment of such Indebtedness and such Indebtedness is no longer the liability of the Company or any of the Restricted Subsidiaries; and

                 (iii) any securities, notes or other obligations received by the Company (or such Restricted Subsidiary, as the case may be) from such transferee that are converted by the Company (or such Restricted Subsidiary, as the case may be) into cash and/or Cash Equivalents within 90 days of the date of such Asset Sale (to the extent of the cash and/or Cash Equivalents received)

will be deemed to be cash and/or Cash Equivalents for purposes of this provision.

          Notwithstanding any provision of this Section 4.10, the provisions of this Section 4.10 shall not apply to any transaction constituting a Restricted Payment that is permitted by Section 4.07 or that otherwise constitutes a Permitted Investment.

SECTION 4.11   Transactions with Affiliates.
               ----------------------------

          The Company shall not, and shall not permit any of the Restricted Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), unless:

                 (i) such Affiliate Transaction is on terms that are not materially less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person; and

                 (ii) with respect to any Affiliate Transaction or series of related Affiliate Transactions

                       (A) involving aggregate consideration in excess of $5 million, the Company delivers to the Trustee a resolution of the Board of Directors set forth in an Officers' Certificate that such Affiliate Transaction is approved by a majority of the disinterested members of the Board of Directors and that such Affiliate Transaction complies with clause (i) above and is in the best interests of the Company or such Restricted Subsidiary; and

                       (B) if involving aggregate consideration in excess of $10 million, a favorable written opinion as to the fairness to the Company of such Affiliate Transaction from a financial point of view is also obtained by the Company from an accounting, appraisal or investment banking firm of national standing.

          Notwithstanding the foregoing, the following items shall not be deemed to be Affiliate Transactions:

                 (i) (a) the entering into, maintaining or performance of any employment contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any employee, officer or director heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, retirement, savings or other similar plans or (b) the payment of compensation, performance of indemnification or contribution obligations, or an issuance, grant or award of stock, options, or other equity-related interests or other securities, to employees, officers or directors in the ordinary course of business;

                 (ii) transactions between or among the Company and/or the Restricted Subsidiaries;

                 (iii) payment of reasonable directors fees;

                 (iv) any sale or other issuance of Equity Interests (other than Disqualified Stock) of the Company;

                 (v) Affiliate Transactions in effect or approved by the Board of Directors on the Issue Date, including any amendments thereto (provided that the terms of such amendments are not materially less favorable to the Company than the terms of such agreement prior to such amendment); and

                 (vi) Restricted Payments that are permitted under Section 4.07 and Permitted Investments described under clause (d) of the definition thereof.

SECTION 4.12   Liens.
               -----

          The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise cause or suffer to exist or become effective any Lien of any kind (other than Permitted Liens) to secure Indebtedness upon any of their property or assets, now owned or hereafter acquired, or upon any income or profits therefrom unless all payments due under this Indenture and the Notes are secured (except as provided in the next clause) on an equal and ratable basis with the obligations so secured and no Lien shall be granted or be allowed to exist which secures Subordinated Indebtedness except with respect to Acquired Debt, in which case, however, such Liens must be made junior and subordinate to the Liens granted to the Holders of the Notes.

SECTION 4.13   Corporate Existence.
               -------------------

          Subject to Article 5 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with the respective organizational documents (as the same may be amended from time to time) of the Company or any such Subsidiary and (ii) the rights (charter and statutory), licenses and franchises of the Company and its subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the lose thereof is not adverse in any material respect to the Holders of the Notes.

SECTION 4.14   Change of Control.
               -----------------

          (a) Upon the occurrence of a Change of Control, each Holder will have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof (the "Change of Control Payment"), plus accrued and unpaid interest (and Liquidated Damages, if any) thereon to the date of purchase (subject to the right of Holders as of a record date to receive interest due on the relevant interest payment date); provided, that, the Company shall not be obligated to repurchase Notes pursuant to a Change of Control Offer in the event that it has exercised its rights to redeem all of the Notes pursuant to this Indenture. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Notes on the date specified in such notice, which date shall be no earlier than 30 and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), in accordance with the procedures required by this Indenture and described in such notice.

          (b) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the purchase of Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Section 4.14, the Company shall comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this Section 4.14 by virtue thereof.

          (c) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to each Holder of Notes so tendered the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, for such Notes, and the Trustee shall promptly authenticate and mail or deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

SECTION 4.15   Business Activities.
               -------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, engage, to more than a de minimis extent, in any business other than a Permitted Business.

SECTION 4.16   Payments for Consent.
               --------------------

          Neither the Company nor any of its Restricted Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or is paid to all Holders of the Notes that consent, waive or agree to amend such terms or provisions of this Indenture or the Notes in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

SECTION 4.17   Money for Payments to Be Held in Trust.
               --------------------------------------

          If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal, premium, interest or Liquidated Damages, if any, with respect to the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, interest or Liquidated Damages, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Notes, it shall, on or before each due date of the principal, premium, interest or Liquidated Damages, if any, with respect to the Notes, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal, premium, interest or Liquidated Damages, if any, so becoming due (or at the option of the Company, payment of interest may be mailed by check to the Holders of the Notes at their respective addresses Bet forth in the register of Holders; provided that all payments with respect to Notes represented by one or more permanent global Notes will be paid by wire transfer of immediately available funds to the account of the Depository Trust Company or any successor thereto) such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, interest or Liquidated Damages, if any, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

          The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee written notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal, premium, interest or Liquidated Damages, if any;

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

          (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal, premium, interest or Liquidated Damages, if any, with respect to a Note and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company at the written request of the Company or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause notice to be promptly sent to each Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 4.18   Status as Investment Company.
               ----------------------------

          The Company shall not, and shall not permit any of its Subsidiaries or controlled Affiliates to, conduct its business in a fashion that would cause the Company to be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")), or otherwise to become subject to regulation under the Investment Company Act. For purposes of establishing the Company's compliance with this provision, any exemption which is or would become available under
Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act will be disregarded.

                                   ARTICLE 5

                                  SUCCESSORS
                                  ----------

SECTION 5.1    Merger, Consolidation or Sale of Assets.
               ---------------------------------------

          (a) The Company may not, directly or indirectly, (1) consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, convey or otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to another Person or (2) permit any of the Restricted Subsidiaries to enter into any such transaction or series of transactions if it would result in such disposition of all or substantially all of the assets of the Company and the Restricted Subsidiaries on a consolidated basis, unless:

                 (i) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia;

                 (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such sale, assignment, transfer, conveyance or other disposition shall have been made assumes all the obligations of the Company under the Registration Agreement, the Notes, the Exchange Notes and this Indenture pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee;

                 (iii) no Default or Event of Default (or an event that, with the passing of time or giving of notice or both, would constitute an Event of Default) shall exist or shall occur immediately after giving effect on a pro forma basis to such transaction;

                 (iv) except in the case of a merger of the Company with or into a Wholly Owned Restricted Subsidiary of the Company, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, conveyance or other disposition shall have been made will immediately after such transaction and after giving pro forma effect thereto and any related financing transactions as if the same had occurred at the beginning of the applicable period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 4.09(a)(i);

                 (v) if, as a result of any such transaction, property or assets of the Company would become subject to a Lien subject to the provisions of this Indenture described under Section 4.12, the Company or the successor entity to the Company shall have secured the Notes as required by said Section; and

                 (vi) the Company shall have delivered to the Trustee an Officers' Certificate and an opinion of counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with this Indenture.

          (b) The Company may not, directly or indirectly, lease all or substantially all of its properties or assets, in one or more related transactions, to any other Person.

SECTION 5.2    Successor Corporation Substituted.
               ---------------------------------

          Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01 hereof, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to and (except in the case of a lease) be substituted for (so that from and after the date of such consolidation, merger or transfer, the provisions of this Indenture referring to the "Company" shall refer instead to the successor Person and not to the Company), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named herein as the company, and (except in the case of a lease) the Company shall be released from the obligations under the Notes and this Indenture except with respect to any obligations that arise from, or are related to, such transaction.

                                   ARTICLE 6

                             DEFAULTS AND REMEDIES
                             ---------------------

SECTION 6.1    Events of Default.
               -----------------

          (a)    "Events of Defaults" are:

                 (i) default for 30 days in the payment when due of interest on the Notes; or

                 (ii) default in the payment when due of the principal of, or premium, if any, on the Notes; or

           (iii) failure by the Company or any of the Restricted Subsidiaries to comply with the provisions described in Section 4.10 or 4.14; or

            (iv) failure by the Company or any of the Restricted Subsidiaries for 60 days after notice to comply with any of its other agreements in this Indenture, the Notes or the Escrow Agreement; or

             (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of the Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of the Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists or is created after the Issue Date, and either such Indebtedness is already due and payable or such default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the amount of any such Indebtedness, together with the amount of any other such Indebtedness the maturity of which has been so accelerated or which is already due and payable, aggregates $10 million or more; or

            (vi) one or more judgments, orders or decrees for the payment of money in excess of $10 million, individually or in the aggregate (net of applicable insurance coverage which is acknowledged in writing by the insurer), shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days or more during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or

           (vii) the Company shall assert or acknowledge in writing that the Escrow Agreement is invalid or unenforceable; or

          (viii)    the Company or any of its Significant Subsidiaries:

                    (A) commences a voluntary case under any Bankruptcy Law,

                    (B) consents to the entry of an order for relief against it in an involuntary case under any Bankruptcy Law,

                    (C) consents to the appointment of a custodian of it or for all or substantially all of its property,

                    (D) makes a general assignment for the benefit of its creditors, or

                    (E) generally is not paying its debts as they become due; or

            (ix) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (A) is for relief against the Company or any of its Significant Subsidiaries,

                    (B) appoints a custodian of the Company or any of its Significant Subsidiaries or for all or substantially all of the property of the Company or any of its Significant Subsidiaries, or

                    (C) orders the liquidation of the Company or any of its Significant Subsidiaries; and the order or decree remains unstayed and in effect for 60 consecutive days.

           (b) The Company shall be required to deliver to the Trustee annually a statement regarding compliance with this Indenture, and the Company shall be required within 30 days of becoming aware of any Default or Event of Default to deliver to the Trustee a statement specifying such Default or Event of Default. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of, premium, if any, or interest on, the Notes) if it determines that withholding notice is in their interest.

SECTION 6.2    Acceleration
               ------------

           If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately. Notwithstanding the foregoing, if an Event of Default specified in clause (viii) or (ix) of Section 6.01 hereof occurs with respect to the Company, any of its Restricted Subsidiaries that constitutes a Significant Subsidiary or any group of Restricted Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, all outstanding Notes shall be due and payable immediately without further action or notice. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of all of the Holders rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal, interest or premium that has become due solely because of the acceleration) have been cured or waived.

SECTION 6.3    Other Remedies.
               --------------

           If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal, premium, if any, and interest and Liquidated Damages, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder of a Note in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

SECTION 6.4    Waiver of Past Defaults.
               -----------------------

           Holders of not less than a majority in aggregate principal amount of the then outstanding Notes (or, with respect to a provision of this Indenture that may only be amended by the Holders of not less than 66 2/3% in aggregate principal amount of the then outstanding Notes, the Holders of not less than 66 2/3% in aggregate principal amount of the then outstanding Notes) by written notice to the Trustee may on behalf of the Holders of all of the Notes waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal of, premium and Liquidated Damages, if any, or interest on, the Notes (including in connection with an offer to purchase). Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 6.5    Control by Majority.
               -------------------

           Holders may not enforce this Indenture or the Notes except as provided herein. Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may involve the Trustee in personal liability.

SECTION 6.6    Limitation on Suits.
               -------------------

           A Holder of a Note may pursue a remedy with respect to this Indenture or the Notes only if:

           (a) the Holder of a Note gives to the Trustee written notice of a continuing Event of Default;

           (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

           (c) such Holder of a Note or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

           (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

           (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

           A Holder of a Note may not use this Indenture to prejudice the rights of another Holder of a Note or to obtain a preference or priority over another Holder of a Note.

SECTION 6.7    Rights of Holders of Notes to Receive Payment.
               ---------------------------------------------

           Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal, premium and Liquidated Damages, if any, and interest an the Note, on or after the respective due dates expressed in the Note (including in connection with an offer to purchase), or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.8    Collection Suit by Trustee.
               --------------------------

           If an Event of Default specified in Section 6.01(i) or (ii) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal of, premium and Liquidated Damages, if any, and interest remaining unpaid on the Notes and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 6.9    Trustee May File Proofs of Claim.
               --------------------------------

           The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders of the Notes allowed in any judicial proceedings relative to the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to participate as a member, voting or otherwise, of any official committee of creditors appointed in such matter and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 6.10   Priorities.
               ----------

           If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

          First:  to the Trustee, its agents and counsel for amounts due under
Section 7.07 hereof, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

          Second: to Holders for amounts due and unpaid on the Notes for principal, premium and Liquidated Damages, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal, premium and Liquidated Damages, if any, and interest, respectively, and

           Third: to the Company or to such party as a court of competent jurisdiction shall direct.

           The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10.

SECTION 6.11   Undertaking for Costs.
               ---------------------

           In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the cost of the suit, and the court in its discretion may assess reasonable Costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder of a Note pursuant to Section 6.07 hereof, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.

                                   ARTICLE 7

                                    TRUSTEE
                                    -------

SECTION 7.1    Duties of Trustee.
               -----------------

           (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

           (b) Except during the occurrence and continuance of an Event of
Default:

               (i) the duties of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (ii) the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates (or similar documents) or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates (or similar documents) and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein or otherwise verify the contents thereof).

           (c) The Trustee may not be relieved from liabilities for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.01;

               (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

               (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof.

           (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (e) of this Section 7.01.

           (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee shall be under no obligation to exercise any of its rights and powers under this Indenture at be request of any Holders, unless such Holder shall have offered to the Trustee security and indemnity satisfactory to it against any loss, liability or expense including reasonable attorneys' fees that might be incurred by it in compliance with such request or direction.

           (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.2   Rights of Trustee.
              -----------------

           (a) The Trustee may conclusively rely upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document. The Trustee shall receive and retain financial reports and statements of the Company as provided herein, but it shall have no duty to review or analyze such reports or statements to determine compliance with covenants or other obligations of the Company.

           (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

           (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any such attorney or agent appointed with due care.

           (d) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within the rights or powers conferred upon it by this Indenture.

           (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

           (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction.

           (g) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, order, approval, bond or other paper or document unless requested in writing to do so by the Holders representing more than 25% in aggregate principal amount of Notes then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to it against such cost, expense or liability as a condition to so proceeding.

SECTION 7.3   Individual Rights of Trustee.
              ----------------------------

           The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company with the same rights it would have if it were not Trustee. However, in the event that the Trustee acquires any conflicting interest it must eliminate such conflict within 90 days, apply to the Commission for permission to continue as trustee or resign. Any Agent may do the same with like rights and duties. The Trustee is also subject to Sections 7.10 and 7.11 hereof

SECTION 7.4   Trustee's Disclaimer.
              --------------------

           The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

SECTION 7.5   Notice of Defaults.
              ------------------

           (a) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

           (b) If a Default or Event of Default occurs and is continuing and if it is known to the Trustee in accordance with the provisions of paragraph (a) of this Section 7.05, the Trustee shall mail to Holders a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest on any Note, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Notes.

SECTION 7.6   Reports by Trustee to Holders of the Notes.
              ------------------------------------------

           Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, and for so long as Notes remain outstanding, the Trustee shall mail to the Holders of the Notes a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

           A copy of each report at the time of its mailing to the Holders shall be mailed to the Company and filed with the Commission and each stock exchange on which the Notes are listed in accordance with TIA Section 313(d). The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

SECTION 7.7   Compensation and Indemnity.
              --------------------------

           The Company shall pay to the Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the parties shall agree from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

           The Company shall indemnify the Trustee and hold it harmless against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, including the costs and expenses of enforcing this Indenture against the company (including this Section 7.07) and defending itself against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its gross negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement, made without its consent, which consent shall not be unreasonably withheld or delayed.

           The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

           To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

           When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01 (vii) or (viii) hereof occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

           The Trustee shall comply with the provisions of TIA Section 313(b)(2) to the extent applicable.

SECTION 7.8   Replacement of Trustee.
              ----------------------

           A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.08.

           The Trustee may resign in writing at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

           (a) the Trustee fails to comply with Section 7.10 hereof;

           (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

           (c) a custodian or public officer takes charge of the Trustee or its property; or

           (d) the Trustee becomes incapable of acting.

           If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the

Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

           If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

           If the Trustee, after written request by any Holder of a Note who has been a Holder of a Note for at least six months, fails to comply with Section
7.10 hereof, such Holder of a Note may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

           A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of the Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.07 hereof. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section 7.07 hereof shall continue for the benefit of the retiring Trustee.

SECTION 7.9   Successor Trustee by Merger, Etc.
              --------------------------------

           If the Trustee consolidates, merges or converts into, or transfer all or substantially all of its corporate trust business to (including the administration of this Indenture), another corporation, the successor corporation without any further act shall be the successor Trustee.

SECTION 7.10  Eligibility; Disqualification.
              -----------------------------

           There shall at all times be a Trustee hereunder that is a corporation organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has (or in the case of a subsidiary of a bank holding company, its parent shall have) a combined capital and surplus of at least $100.0 million as set forth in its most recent published annual report of condition.

           This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1), (2) and (5). The Trustee is subject to TIA Section 310(b).

SECTION 7.11  Preferential Collection of Claims Against Company.
              -------------------------------------------------

           The Trustee is subject to TIA Section 311 (a), excluding any creditor relationship listed in TIA Section 311 (b). A Trustee who has resigned or been removed shall be subject to TIA Section 311 (a) to the extent indicated therein.

                                   ARTICLE 8

                   LEGAL DEFEASANCE AND COVENANT DEFEASANCE
                   ----------------------------------------

SECTION 8.1    Option to Effect Legal Defeasance or Covenant Defeasance.
               --------------------------------------------------------

          The Company may, at the option of its Board of Directors evidenced by a resolution set forth in an Officers' Certificate, at any time, elect to have either Section 8.02 or 8.03 hereof applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

SECTION 8.2    Legal Defeasance and Discharge.
               ------------------------------

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.02, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be deemed to have been discharged from its obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.05 hereof and the other Sections of this Indenture referred to in (a) and (b) below, and to have satisfied all of its obligations under such Notes and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments delivered to it by the Company acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Notes to receive payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due from the trust referred to below; (b) the Company's obligations with respect to the Notes concerning issuing temporary Notes, registration of Notes, mutilated, destroyed, lost or stolen Notes and the maintenance of an office or agency for payment and money for security payments held in trust; (c) the rights, powers, trusts, duties and immunities of the Trustee, and the Company's obligations in connection therewith; and (d) Section 8.02 of this Indenture. Subject to compliance with this Article 8, the Company may exercise its option under this
Section 8.02 notwithstanding the prior exercise of its option under Section 8.03 hereof.

SECTION 8.3    Covenant Defeasance.
               -------------------

          Upon the Company's exercise under Section 8.01 hereof of the option applicable to this Section 8.03, the Company shall, subject to the satisfaction of the conditions set forth in Section 8.04 hereof, be released from its obligations under the covenants contained in Article V and in Sections 4.03, 4.07, 4.08, 4.09, 4.10, 4.11, 4.12, 4.13, 4.14, 4.15 and 4.16 hereof with respect to the outstanding Notes on and after the date the conditions set forth in Section 8.04 are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Notes shall not be deemed outstanding for accounting purposes). For this purpose, Covenant Defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01 hereof, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby. In addition, upon the Company's exercise under Section 8.01 hereof of the option applicable to this
Section 8.03, subject to the satisfaction of the conditions set forth in Section
8.04 hereof, Sections 6.01(iii) through 6.01(vi) hereof shall not constitute Events of Default.

SECTION 8.4    Conditions to Legal or Covenant Defeasance.
               ------------------------------------------

          The following shall be the conditions to the application of either
Section 8.02 or 8.03 hereof to the outstanding Notes:

          In order to exercise either Legal Defeasance or Covenant Defeasance:

          (a) the Company must irrevocably deposit, or cause to be deposited, with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on the outstanding Notes on the stated maturity thereof or on the applicable redemption date, as the case may be, and the Company must specify whether the Notes are being defeased to maturity or to a particular redemption date;

          (b) in the case of Legal Defeasance, the Company must deliver to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that, since the Issue Date, the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or there has been a change in the applicable United States federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such Legal Defeasance, and will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (c) in the case of Covenant Defeasance, the Company must deliver to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee confirming that the Holders will not recognize income, gain or loss for United States federal income tax purposes as a result of such Covenant Defeasance, and such Holders will be subject to United States federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (d) no Default or Event of Default shall have occurred and be continuing on the date of such deposit (other than a Default or Event of Default resulting from the borrowing of funds to be applied to such deposit);

          (e) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company or any of the Restricted Subsidiaries is a party or by which the Company or any of the Restricted Subsidiaries is bound;

          (f) the Company must deliver to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over other creditors of the Company, or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

          (g) the Company must deliver to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States reasonably acceptable to the Trustee, each stating that the conditions precedent provided for or relating to Legal Defeasance or Covenant Defeasance, as applicable, in the case of the Officers' Certificate, in clauses (a) through (f) and, in the case of the Opinion of Counsel, in clauses (a) (with respect to the validity and perfection of the security interest) and clauses (b) and (c) of this paragraph, have been complied with.

SECTION 8.5 Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions.
               -------------------------------------

          Subject to Section 8.06 hereof, all money and non-callable Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively, and solely for purposes of this Section 8.05, the "Trustee") pursuant to Section 8.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Securities deposited pursuant to Section 8.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

          Anything in this Article 8 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request of the Company any money or non-callable Government Securities held by it as provided in Section 8.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.04(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

SECTION 8.6    Repayment to Company.
               --------------------

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, interest or Liquidated Damages, if any, on any Note and remaining unclaimed for two years after such principal, and premium, if any, interest or Liquidated Damages has become due and payable shall be paid to the Company on its request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 8.7    Reinstatement.
               -------------

          If the Trustee or Paying Agent is unable to apply any United States dollars or non-callable Government Securities in accordance with Section 8.02 or
8.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.02 or 8.03 hereof until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 8.02 or 8.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, interest or Liquidated Damages on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

SECTION 8.8    Survival.
               --------

          The Trustee's rights under this Article 8 shall survive termination of this Indenture.

                                   ARTICLE 9

                       AMENDMENT, SUPPLEMENT AND WAIVER
                       --------------------------------

SECTION 9.1    Without Consent of Holders.
               --------------------------

          Notwithstanding Section 9.02 hereof, the Company and the Trustee may amend or supplement this Indenture or the Notes without the consent of any
Holder:

          (a)    to cure any ambiguity, omission, defect or inconsistency;

          (b) to provide for uncertificated Notes in addition to or in place of certificated Notes or to alter the provisions of Article 2 hereof (including the related definitions in a manner that does not materially adversely affect any Holder;

          (c) to provide for the assumption of the Company obligations to the Holders of the Notes by a successor to the Company pursuant to Article 5 hereof;

          (d) to make any change that would provide any additional rights or benefits to the Holders or that does not adversely affect the legal rights hereunder of any Holder; or

          (e) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

          Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon receipt by the Trustee of the documents described in Section
7.02 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.2    With Consent of Holders.
               -----------------------

          Except as provided below in this Section 9.02, the Company and the Trustee, may amend or supplement this Indenture (including Section 3.09 and 4.10 hereof) and the Notes or any supplemental indenture or modify the rights of the Holders with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes), and, subject to Sections 6.04 and 6.07 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Indenture or the Notes may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for, or purchase of, the Notes); provided that no such modification may, without the consent of each Holder affected thereby:

                 (i) reduce the principal amount of, change the fixed maturity of, or alter the redemption provisions of, the Notes,

                 (ii) change the currency in which any Notes or amounts owing thereon is payable,

                 (iii) reduce the percentage of the aggregate principal amount outstanding of Notes which must consent to an amendment, supplement or waiver or consent to take any action under this Indenture or the Notes,

                 (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes,

                 (v)   waive a default in payment with respect to the Notes,

                 (vi) reduce the rate or change the time for payment of interest on the Notes,

                 (vii) following the occurrence of a Change of Control or an Asset Sale, alter the Company's obligation to purchase the Notes as a result of any such Change of Control or Asset Sale in accordance with this Indenture or waive any default in the performance thereof,

                 (viii) affect the ranking of the Notes in a manner adverse to the Holders, or

                 (ix) release any Liens created by the Escrow Agreement except in accordance with the terms of the Escrow Agreement.

          Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.02 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture directly affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

          After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

SECTION 9.3    Compliance with Trust Indenture Act.
               -----------------------------------

          Every amendment or supplement to this Indenture or the Notes shall be set forth in an amended or supplemental indenture that complies with the TIA as then in effect.

SECTION 9.4    Revocation and Effect of Consents.
               ---------------------------------

          Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note.
However, any such Holder or subsequent Holder may revoke the consent as to its
Note if the Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.01 or 9.02 as applicable.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who held Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

SECTION 9.5    Notation on or Exchange of Notes.
               --------------------------------

          The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall, upon receipt of an Authentication Order, authenticate new Notes that reflect the amendment, supplement or waiver.

          Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

SECTION 9.6    Trustee to Sign Amendments, Etc.
               -------------------------------

          Trustee shall sign any amended or supplemental indenture authorized pursuant to this Article 9 if the amendment or supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee and all other conditions to the execution and delivery of such amendment or supplement set forth in this Article 9 are fulfilled. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it. In executing any amended or supplemental indenture, the Trustee shall be entitled to receive and (subject to Section 7.01 hereof) shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental indenture is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.03).

                                  ARTICLE 10

                          SATISFACTION AND DISCHARGE
                          --------------------------

SECTION 10.1   Satisfaction and Discharge of Indenture.
               ---------------------------------------

          This Indenture shall be discharged and shall cease to be of further effect as to all Notes issued hereunder, when either

          (a) all such Notes theretofore authenticated and delivered (except lost, stolen or destroyed Notes that have been replaced or paid and Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation; or

          (b) (i) all such Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money sufficient to pay and discharge the entire indebtedness on the Notes not theretofore delivered to the Trustee for cancellation, for principal amount, premium, if any, and accrued interest to the date of such deposit; (ii) the Company has paid all sums payable by it under this Indenture; and (iii) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Notes at Stated Maturity or on the redemption date, as the case may be.

          In addition, the Company must deliver an Officers' Certificate and an Opinion of Counsel to the Trustee stating that all conditions precedent to satisfaction and discharge have been complied with.

SECTION 10.2   Application of Trust Money.
               --------------------------

          Subject to the provisions of the last paragraph of Section 4.17 hereof, all money deposited with the Trustee pursuant to Section 10.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to Persons entitled thereto, of the principal (and premium, if any), interest and Liquidated Damages, if any, for whose payment such money has been deposited with the Trustee.

          If the Trustee or Paying Agent is unable to apply any money or Government Securities in accordance with Section 10.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though such deposit had occurred pursuant to
Section 10.01 hereof, provided that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or Government Securities held by the Trustee or Paying Agent.

                                  ARTICLE 11

                                   SECURITY
                                   --------

SECTION 11.1   Security.
               --------

          (a) On the Issue Date, the Company shall deposit, and at all times, subject to the Escrow Agreement, grant to the Trustee as security for the benefit of the Holders, security interests in the Escrow Collateral. The Escrow Collateral must be in such amount together with the proceeds from the investment thereof, to be sufficient, in the opinion of a nationally recognized firm of independent public accountants selected by the Company, to provide for payment in full of the first three scheduled interest payments (but not any liquidated damages) due on the outstanding Notes. Security interests in the Escrow Collateral shall be pledged by the Company to the Trustee for the benefit of the Holders pursuant to the Escrow Agreement and shall be held by the Trustee in the Escrow Account pending disposition pursuant to the Escrow

Agreement. The Liens created by the Escrow Agreement shall be first priority security interests in the Escrow Collateral.

          Pursuant to the Escrow Agreement, funds may be disbursed from the Escrow Account only to pay interest on the Notes. If a portion of the Notes has been retired by the Company, funds representing the lesser of

                 (i) the excess of the amount sufficient to pay interest through and including June 1, 2001 on the Notes not so retired and

                 (ii) the interest payments which have not previously been made on such retired Notes for each interest payment date through and including the interest payment date to occur on June 1, 2001, shall be paid to the Company if no Default then exists under this Indenture.

          Pending such disbursements, all funds contained in the Escrow Account shall be invested in U.S. Government Securities. Interest earned on the U.S. Government Securities shall be placed in the Escrow Account. The proceeds of the Escrow Account shall be applied, first, to amounts owing to the Trustee in respect of fees and expenses of the Trustee and, second, to all obligations under the Notes and this Indenture.

          (b) Each Holder, by its acceptance of a Note, consents and agrees to the terms of the Escrow Agreement (including, without limitation, the provisions providing for foreclosure and release of the Escrow Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms, and authorizes and directs the Trustee to enter into the Escrow Agreement and to perform its respective obligations and exercise its respective rights thereunder in accordance therewith. The Company shall do or cause to be done all such acts and things as may be reasonably necessary or proper, or as may be required by the provisions of the Escrow Agreement, to assure and confirm to the Trustee the security interest in the Escrow Collateral contemplated hereby, by the Escrow Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein expressed. The Company shall take, or shall cause to be taken, any and all actions reasonably required (and any action reasonably requested by the Trustee) to cause the Escrow Agreement to create and maintain, as security for the obligations of the Company under this Indenture and the Notes, valid and enforceable first priority liens in and on the Escrow Collateral, in favor of the Trustee, superior to and prior to the rights of third Persons and subject to no other Liens.

          (c) The release of any Escrow Collateral pursuant to the Escrow Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Escrow Collateral is released pursuant to this Indenture and the Escrow Agreement. To the extent applicable, the Company shall cause TIA Section 314(d), relating to the release of property or securities from the Lien and security interest of the Escrow Agreement and relating to the substitution therefor of any property or securities to be subjected to the Lien and security interest of the Escrow Agreement, to be complied with. Any certificate or opinion required by TIA
Section 314(d) may be made by an officer of the Company, except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent appraiser or other expert selected or approved by the Company in the exercise of reasonable care.

          (d) The Company shall cause TIA Section 314(b), relating to opinions of counsel regarding the Lien under the Escrow Agreement, to be complied with. The Trustee may, to the extent permitted by Section 7.02 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such instruments.

          (e) The Trustee, in its sole discretion and without the consent of the Holders, may, and at the request of the Holders of at least 25% in aggregate principal amount of Notes then outstanding shall, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Escrow Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company thereunder. The Trustee shall have power to institute and to maintain such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Escrow Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interest of the Holders or of the Trustee).

                                  ARTICLE 12

                                 MISCELLANEOUS
                                 -------------

SECTION 12.1   Trust Indenture Act Controls.
               ----------------------------

          If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

SECTION 12.2   Notices.
               -------

          Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

          If to the Company:

          Equinix, Inc.
          901 Marshall Street
          Redwood City, CA 94063
          Attention: Chief Financial Officer
          Telephone: (650) 298-0400
          Facsimile: (650) 298-0420
          with a copy to:

          Gunderson Dettmer Stough
          Villeneuve Franklin & Hachigian, LLP
          155 Constitution Drive
          Menlo Park, CA 94025
          Attention: Scott C. Dettmer
          Telephone: (650) 321-2400
          Facsimile: (650) 321-2800

          If to the Trustee:

          State Street Bank and Trust Company
          of California, N.A.
          633 West 5th Street, 12th Floor
          Los Angeles, CA 90071
          Attention: Corporate Trust Administration
                     (Equinix, Inc. 13% Senior Notes
                      due 2007)
          Telephone: (213) 362-7369
          Facsimile: (213) 362-7357

          With a copy to:

          Shipman & Goodwin LLP
          One American Row
          Hartford, CT 06103-2819
          Attention: Daniel P. Brown, Jr., Esq.
          Telephone: (860) 251-5919
          Facsimile: (860) 251-5999

          The Company or the Trustee, by notice to the others may designate additional or different addresses for subsequent notices or communications.

          All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by the sender's telecopier, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          Any notice or communication to a Holder shall be mailed by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery to its address shown on the register kept by the Registrar. Any notice or communication shall also be so mailed to any Person described in TIA Section 313(c), to the extent required by the TIA. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

          If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except that any notice or communication to the Trustee shall be deemed to have been duly given to the Trustee when received at the Corporate Trust Office of the Trustee.

          If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

SECTION 12.3  Communication by Holders with Other Holders.
              -------------------------------------------

          Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

SECTION 12.4  Certificate and Opinion as to Conditions Precedent.
              --------------------------------------------------

          Upon any request or application by the Company to the Trustee to take any action under this Indenture, except with respect to the initial authentication of Notes on the date of this Indenture, the Company shall furnish to the Trustee:

          (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied; and

          (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 12.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied.

SECTION 12.5  Statements Required in Certificate or Opinion.
              ---------------------------------------------

          Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall comply with the provisions of TIA Section 314(e) and shall include:

          (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of such Person, he or she has or they have made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

          (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been satisfied.

SECTION 12.6  Rules by Trustee and Agents.
              ---------------------------

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 12.7  No Personal Liability of Directors, Officers, Employees and
              -----------------------------------------------------------
Stockholders.
------------

          No past, present or future director, officer, employee, incorporator, agent or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes, this Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

SECTION 12.8  GOVERNING LAW.
              -------------

          THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          The Company shall submit to the jurisdiction of the U.S. federal and New York state courts located in the Borough of Manhattan, City and State of New York for purposes of all legal actions and proceedings instituted in connection with the Notes and this Indenture.

SECTION 12.9  Consent to Jurisdiction and Service.
              -----------------------------------

          To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the jurisdiction of any Federal or State court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Agreement or any Notes or Exchange Notes, and irrevocably agree that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which they may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and may be enforced in the courts of any jurisdiction to which the Company is subject by a suit upon such judgment, provided that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of now, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to itself or its property, the Company hereby irrevocably waives such immunity in respect of their respective obligations under this Agreement, to the extent permitted by law.

SECTION 12.10  No Adverse Interpretation of Other Agreements.
               ---------------------------------------------

          This Indenture may not be used to interpret any other indenture, loan or debt agreement of the company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 12.11  Successors.
               ----------

          All agreements of the Company in this Indenture and the Notes shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

SECTION 12.12  Severability.
               ------------

          In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 12.13  Counterpart Originals.
               ---------------------

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 12.14  Table of Contents, Headings, Etc.
               --------------------------------

          The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                       [Indenture signature page follows]

                           [Indenture signature page]

Dated as of December 1, 1999

                                     EQUINIX, INC.


                                     By: /s/ Jay S. Adelson
                                         ---------------------
                                         Name: Jay S. Adelson
                                         Title: Secretary


                                     STATE STREET BANK AND TRUST
                                       COMPANY OF CALIFORNIA, N.A.,
                                       as Trustee


                                     By: /s/ Scott C. Emmons
                                        ----------------------
                                        Name: Scott C. Emmons
                                        Title: Vice President

                                                                     EXHIBIT A-1

                                 (Face of Note)

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]

[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

          This Note is issued with original issue discount for purposes of
Section 1271 et seq. of the Internal Revenue Code. For each $1,000 of principal amount of this Security, the issue price is $949.35 and the amount of original issue discount is $50.65. The issue date of this Security is December 1, 1999 and the yield to maturity is 14.074%.

                                                         CUSIP______________

                           13% Senior Notes due 2007

No.                                                          $200,000,000

                                 EQUINIX, INC.

promises to pay to [Insert if a Global Note: Cede & Co.][Insert if a Definitive Note:________]

or registered assigns, the principal sum of

Dollars on December 1, 2007.

                Interest Payment Dates:  December 1 and June 1.

                     Record Dates:  November 15 and May 15.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: December 1, 1999

                                        EQUINIX, INC.

                                        By: _______________________________
                                            Name:
                                            Title:

                                        By:________________________________

                                            Name:
                                            Title:

                    Trustee's Certificate of Authentication
                    ---------------------------------------

This is one of the Notes referred to in the within-mentioned Indenture:

Dated: December 1, 1999

STATE STREET BANK AND TRUST COMPANY
  OF CALIFORNIA, N.A., as Trustee

By:
   _____________________________
   Authorized Signatory

                                 (Back of Note)

                           13% Senior Notes due 2007

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          1.   INTEREST.  Equinix, Inc., a Delaware corporation (the "Company"),
               --------
promises to pay interest on the principal amount of this Note at 13% per annum from December 1, 1999 until maturity and shall pay the Liquidated Damages payable in accordance with the provisions of the following paragraph. The Company shall pay interest and Liquidated Damages semi-annually on December 1 and June 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default or Event of Default relating to the payment of interest, and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be June 1, 2000. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.0% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

          The Holder of this Note is entitled to the benefits of the Registration Rights Agreement. If (a) the Company fails to file any of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness, (c) the Company fails to consummate the Registered Exchange Offer within 210 days of the Issue Date with respect to the Exchange Offer Registration Statement, or (d) any Registration Statement required by the Registration Rights Agreement is declared effective but thereafter ceases to be effective or usable in connection with its intended purpose (each such event referred to in clauses (a) through (d) above a "Registration Default"), then the Company shall pay to each holder of Transfer Restricted Notes (as defined in the Registration Rights Agreement) affected thereby liquidated damages ("Liquidated Damages") which shall accrue and be payable semi-annually on the Notes and the Exchange Notes (in addition to the stated interest on the Notes and the Exchange Notes) from and including the date such Registration Default occurs to, but excluding the date on which the applicable Registration Statement is filed or is declared effective, the Registered Exchange Offer is consummated, or the applicable Registration Statement is again declared effective or made usable. During the time that Liquidated Damages is accruing continuously, the rate of such Liquidated Damages shall be 0.50% per annum during the first 90-day period and shall increase by 0.25% per annum for each subsequent 90-day period, but in no event shall such rate exceed 1.50% per annum in the aggregate regardless of the number of Registration Defaults. If, after the cure of all Registration

Defaults then in effect, there is a subsequent Registration Default, the rate of Liquidated Damages for such subsequent Registration Default shall initially be 0.50%, regardless of the Liquidated Damages rate in effect with respect to any prior Registration Default at the time of the cure of such Registration Default.

          2.  METHOD OF PAYMENT.  The Company shall pay interest on the Notes
              -----------------
(except defaulted interest) and Liquidated Damages to the Persons who are registered Holders at the close of business on May 15 or November 15 next preceding the Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or outside of the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders kept by the Registrar, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          3.  PAYING AGENT AND REGISTRAR.  Initially, State Street Bank and
              --------------------------
Trust Company of California, N.A., the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

          4.  INDENTURE.  The Company issued the Notes under an Indenture
              ---------
dated as of December 1, 1999 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $200 million in aggregate principal amount.

          5.  OPTIONAL REDEMPTION.
              -------------------

          (a) The Notes shall not be redeemable at the Company's option prior to December 1, 2003. Thereafter, the Notes shall be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date (subject to the right of Holders as of the relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on December 1 of the years indicated below:

          Year                                    Percentage
          ----                                    ----------

          2003..................................  106.500%
          2004..................................  103.250%
          2005 and thereafter...................  100.000%


          (b) Any redemption pursuant to this Section 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

          6.   MANDATORY REDEMPTION. The Company shall not be required to make
               --------------------
mandatory redemption or sinking fund payments with respect to the Notes.

          7.   REPURCHASE AT OPTION OF HOLDER.
               ------------------------------

          (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof (the "Change of Control Payment"), plus accrued and unpaid interest (and Liquidated Damages, if any) thereon to the date of purchase (subject to the right of Holders as of a Record Date to receive interest due on the relevant Interest Payment Date); provided, that, the Company shall not be obligated to repurchase Notes pursuant to a Change of Control Offer in the event that it has exercised its rights to redeem all of the Notes pursuant to the Indenture. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Notes on the date specified in such notice, which date shall be no earlier than 30 and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), in accordance with the procedures required by the Indenture and described in such notice.

          (b) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the purchase of Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this covenant by virtue thereof.

          (c) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to each Holder so tendered the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, for such Notes, and the Trustee shall promptly authenticate and mail or deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of Notes surrendered, if any; provided that each such new Note will be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (d) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale, unless (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Board of Directors (including as to the value of all noncash consideration) and set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor is in the form of cash and/or Cash Equivalents or Qualified Consideration, and (iii) the Net Cash Proceeds received by the Company (or such Restricted Subsidiary, as the case may be) from such Asset Sale are applied within 360 days following the receipt of such Net Cash Proceeds, to the extent the Company (or such Restricted Subsidiary, as the case may be) elects, (a) to the redemption or repurchase of outstanding Indebtedness (I) that is either (A) secured Indebtedness or (B) Indebtedness of the Company that ranks equally with the Notes but has a maturity date that is prior to the maturity date of the Notes, in either case other than Subordinated Indebtedness or (II) that is Indebtedness of a Restricted Subsidiary and/or (b) to reinvest such Net Cash Proceeds (or any portion thereof) in properties or assets (including Equity Interests of a person that will become a Restricted Subsidiary as a result of such investment) that will be used in a Permitted Business. The balance of such Net Cash Proceeds, after the application of such Net Cash Proceeds as described in the immediately preceding clauses (a) and (b), shall constitute "Excess Proceeds."

          (e) When the aggregate amount of Excess Proceeds equals or exceeds $10 million (taking into account income earned on such Excess Proceeds), the Company shall be required to make a pro rata offer to all Holders and pari passu Indebtedness with comparable provisions requiring such Indebtedness to be purchased with the proceeds of such Asset Sale (an "Asset Sale Offer") to purchase the maximum principal amount or accreted value in the case of Indebtedness issued with an original issue discount of Notes and pari passu Indebtedness that may be purchased out of the Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof or the accreted value thereof, as applicable, plus accrued and unpaid interest thereon to the date of purchase (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment
Date), in accordance with the procedures set forth in Article 3 of the Indenture and the agreements governing such pari passu Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and pari passu Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and pari passu Indebtedness to be purchased on a pro rata basis in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero for purposes of the first sentence of this paragraph.

          8.   NOTICE OF REDEMPTION.  Notice of redemption shall be mailed at
               --------------------
least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest shall cease to accrue on Notes or portions thereof called for redemption.

          9.   DENOMINATIONS, TRANSFER, EXCHANGE.  The Notes are in registered
               ---------------------------------
form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a Record Date and the corresponding Interest Payment Date.

          10.  PERSONS DEEMED OWNERS.  The registered Holder of a Note on the
               ---------------------
Registrar's books may be treated as its owner for all purposes under the Indenture.

          11.  AMENDMENT, SUPPLEMENT AND WAIVER.  Subject to certain exceptions,
               --------------------------------
the Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Note may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented among other things, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company's assets in accordance with the terms of the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

          12.  DEFAULTS AND REMEDIES.
               ---------------------

          (a) Events of Default under the Indenture include: (i) the failure to pay interest on, including Liquidated Damages, if any, with respect to, the Notes, when the same becomes due and payable if such default continues for a period of 30 days, (ii) the failure to pay principal of any Notes when such principal becomes due and payable, at maturity, upon redemption or otherwise;
(iii) failure by the Company or any Restricted Subsidiary to comply with Sections 4.10 or 4.14 of the Indenture; (iv) failure by the Company or any Restricted Subsidiary for 60 days after notice to comply with any of its other agreements in the Indenture, the Escrow Agreement or this Note; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness by the Company or any of the Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of the Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, and either such Indebtedness is already due and payable or such default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the amount of any such Indebtedness, together with the amount of any other such Indebtedness or the maturity of which has been so accelerated, aggregates $10.0 million or more; (vi) failure by the Company or any of the Restricted Subsidiaries to pay final judgments not subject to appeal aggregating in excess of $10.0 million; (vii) one or more judgments, orders or decrees for the payment of money in excess of $10.0 million, individually or in the aggregate (net of applicable insurance coverage which is acknowledged in writing by the insurer), shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days or more during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; (viii) the Company shall assert or acknowledge in writing that the Escrow Agreement is invalid or unenforceable; or
(ix) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries.

          (b) If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all principal of, premium (if any) on and interest on the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or a Significant Subsidiary, all outstanding Notes will become due and payable without further action or notice.

          (c) Holders may not directly enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.

          (d) The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of all the Holders waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes.

          (e) The Company shall be required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company shall be required upon becoming aware of any Default or Event of Default to deliver to the Trustee a statement specifying such Default or Event of Default. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of, premium, if any, or interest on, the Notes) if it determines that withholding notice is in their interest.

          13.  TRUSTEE DEALINGS WITH COMPANY.  The Trustee, in its individual or
               -----------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the

Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

          14.  NO RECOURSE AGAINST OTHERS.  No director, officer, employee,
               --------------------------
incorporator or stockholder of the Company, as such, will have any liability for any obligations of the Company with respect to the Notes or the Indenture, or for any claim based on, or in respect or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note will waive and release any and all such liability. Such waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          15.  AUTHENTICATION.  This Note shall not be valid until authenticated
               --------------
by the manual signature of the Trustee or an authenticating agent.

          16.  ABBREVIATIONS. Customary abbreviations may be used in the name of
               -------------
a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          17.  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND
               -----------------------------------------------------------
RESTRICTED DEFINITIVE NOTES.  In addition to the rights provided to Holders
---------------------------
under the Indenture, Holders shall have all the rights set forth in the Registration Rights Agreement.

          18.  CUSIP NUMBERS.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

          Equinix, Inc.
          901 Marshall Street
          Redwood City, CA  94063
          Attention: Chief Financial Officer

                                ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:______________      Your Signature:

                         (Sign exactly as your name appears on the face of this Note)

                         Tax Identification No.:________________________________

                         SIGNATURE GUARANTEE:


                         _______________________________________________________

                         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                      OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Company pursuant to
Section 4.10 or 4.14 of the Indenture, check the box below:

          (B) Section 4.10            (B) Section 4.14

If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $_________

Date:______________      Your Signature:

                         (Sign exactly as your name appears on the face of this Note)

                         Tax Identification No.:________________________________

                         SIGNATURE GUARANTEE:


                         _______________________________________________________

                         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

           SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE/1/

The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:


                                                                            Principal Amount of
                         Amount of decrease in    Amount of increase in     this Global Note
                         Principal Amount of      Principal Amount of       following such
Date of Exchange         this Global Note         this Global Note          decrease (or increase)
----------------         ---------------------    ---------------------     ----------------------

____________________________
/1/  This should be included only if the Note is issued in global form.

                                                                     EXHIBIT A-2

                 (Face of Regulation S Temporary Global Note)

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

          THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, PRIOR TO THE EXPIRATION OF A DISTRIBUTION COMPLIANCE PERIOD (DEFINED AS 40 DAYS AFTER THE ISSUE DATE WITH RESPECT TO THE NOTES), MAY NOT BE: OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A)(1) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S, AS DEFINED IN THE SECURITIES ACT OR (2) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES.

                                     A-2-1

          THE RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR CERTIFICATED NOTES, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN). NEITHER THE HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.

                                     A-2-2

                                                                  CUSIP ________

                           13% Senior Notes due 2007

No.                                                                        $

          This Note is issued with original issue discount for purposes of
Section 1271 et seq. of the Internal Revenue Code. For each $1,000 of principal amount of this Security, the issue price is $949.35 and the amount of original issue discount is $50.65. The issue date of this Security is December 1, 1999 and the yield to maturity is 14.074%.

          EQUINIX, INC. promises to pay to Cede & Co. or registered assigns, the principal sum of 200,000 Dollars on December 1, 2007.

          Interest Payment Dates:  June 1 and December 1.
          Record Dates:  May 15 and November 15.

                                     A-2-3

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:  December 1, 1999

                              EQUINIX, INC.

                              By: ____________________________________
                                  Name:
                                  Title:

                              By: ____________________________________
                                  Name:
                                  Title:

                                     A-2-4

                    Trustee's Certificate of Authentication
                    ---------------------------------------

This is one of the Notes referred to in the within-mentioned Indenture:

Dated: December 1, 1999

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., as Trustee

By: _____________________________
    Authorized Signatory

                                   EQUINIX, INC.

                                   By:__________________________________
                                      Name:
                                      Title:

                                   By:__________________________________
                                      Name:
                                      Title:

                                     A-2-5

                 (Back of Regulation S Temporary Global Note)

                           13% Senior Notes due 2007

          Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

          1.   INTEREST.  Equinix, Inc., a Delaware corporation (the "Company"),
               --------
promises to pay interest on the principal amount of this Note at 13% per annum from December 1, 1999 until maturity and shall pay the Liquidated Damages payable in accordance with the provisions of the following paragraph. The Company shall pay interest and Liquidated Damages semi-annually on December 1 and June 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date"). Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance; provided that if there is no existing Default or Event of Default relating to the payment of interest, and if this Note is authenticated between a Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be June 1, 2000. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal and premium, if any, from time to time on demand at a rate that is 1.0% per annum in excess of the rate then in effect; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and Liquidated Damages (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Holder of this Note is entitled to the benefits of the Registration Rights Agreement. If (a) the Company fails to file any of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (b) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness, (c) the Company fails to consummate the Registered Exchange Offer within 210 days of the Issue Date with respect to the Exchange Offer Registration Statement, or (d) any Registration Statement required by the Registration Rights Agreement is declared effective but thereafter ceases to be effective or usable in connection with its intended purpose (each such event referred to in clauses (a) through (d) above a "Registration Default"), then the Company shall pay to each holder of Transfer Restricted Notes (as defined in the Registration Rights Agreement) affected thereby liquidated damages ("Liquidated Damages") which shall accrue and be payable semi-annually on the Notes and the Exchange Notes (in addition to the stated interest on the Notes and the Exchange Notes) from and including the date such Registration Default occurs to, but excluding the date on which the applicable Registration Statement is filed or is declared effective, the Registered Exchange Offer is consummated, or the applicable Registration Statement is again declared effective or made usable. During the time that Liquidated Damages is accruing continuously, the rate of such Liquidated Damages shall be 0.50% per annum during the first 90-day period and shall increase by 0.25% per annum for each subsequent 90-day period, but in no event shall such rate exceed 1.50% per annum in the aggregate regardless of the number of Registration Defaults. If, after the cure of all Registration

                                     A-2-6

Defaults then in effect, there is a subsequent Registration Default, the rate of Liquidated Damages for such subsequent Registration Default shall initially be 0.50%, regardless of the Liquidated Damages rate in effect with respect to any prior Registration Default at the time of the cure of such Registration Default.

          2.   METHOD OF PAYMENT. The Company shall pay interest on the Notes
               -----------------
(except defaulted interest) and Liquidated Damages to the Persons who are registered Holders at the close of business on the May 15 or November 15 next preceding the Interest Payment Date, even if such Notes are canceled after such Record Date and on or before such Interest Payment Date, except as provided in
Section 2.12 of the Indenture with respect to defaulted interest. The Notes shall be payable as to principal, premium and Liquidated Damages, if any, and interest at the office or agency of the Company maintained for such purpose within or outside of the City and State of New York, or, at the option of the Company, payment of interest and Liquidated Damages may be made by check mailed to the Holders at their addresses set forth in the register of Holders kept by the Registrar, and provided that payment by wire transfer of immediately available funds shall be required with respect to principal of and interest, premium and Liquidated Damages on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          3.   PAYING AGENT AND REGISTRAR. Initially, State Street Bank and
               --------------------------
Trust Company of California, N.A., the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Restricted Subsidiaries may act in any such capacity.

          4.   INDENTURE. The Company issued the Notes under an Indenture dated
               ---------
as of December 1, 1999 ("Indenture") between the Company and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code Sections 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Notes are obligations of the Company limited to $200.0 million in aggregate principal amount.

          5.   OPTIONAL REDEMPTION.
               -------------------

          (a) The Notes shall not be redeemable at the Company's option prior to December 1, 2003. Thereafter, the Notes shall be subject to redemption at any time at the option of the Company, in whole or in part, upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon to the applicable redemption date (subject to the right of Holders as of a relevant Record Date to receive interest due on the relevant Interest Payment Date), if redeemed during the twelve-month period beginning on December 1 of the years indicated below:


                                     A-2-7

          Year                                    Percentage
          ----                                    ----------

          2003..................................  106.500%
          2004..................................  103.250%
          2005 and thereafter...................  100.000%

          (b) Any redemption pursuant to this Section 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

          6.   MANDATORY REDEMPTION. The Company shall not be required to make
               --------------------
mandatory redemption or sinking fund payments with respect to the Notes.

          7.   REPURCHASE AT OPTION OF HOLDER.
               ------------------------------

          (a) Upon the occurrence of a Change of Control, each Holder shall have the right to require the Company to purchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Notes pursuant to the offer described below (the "Change of Control Offer") at a purchase price in cash equal to 101% of the aggregate principal amount thereof (the "Change of Control Payment"), plus accrued and unpaid interest (and Liquidated Damages, if any) thereon to the date of purchase (subject to the right of Holders as of a Record Date to receive interest due on the relevant Interest Payment Date); provided, that, the Company shall not be obligated to repurchase Notes pursuant to a Change of Control Offer in the event that it has exercised its rights to redeem all of the Notes pursuant to the Indenture. Within 30 days following any Change of Control, the Company shall mail a notice to each Holder describing the transaction or transactions that constitute the Change of Control and offering to purchase Notes on the date specified in such notice, which date shall be no earlier than 30 and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"), in accordance with the procedures required by the Indenture and described in such notice.

          (b) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the purchase of Notes as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this covenant, the Company shall comply with the applicable securities laws and regulations and will be deemed not to have breached its obligations under this covenant by virtue thereof.

          (c) On the Change of Control Payment Date, the Company shall, to the extent lawful, (1) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer, (2) deposit with the Paying Agent an amount equal to the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, in respect of all Notes or portions thereof so tendered and (3) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail or deliver to each Holder so tendered the Change of Control Payment plus accrued and unpaid interest thereon and Liquidated Damages, if any, for such Notes, and the Trustee

                                     A-2-8
shall promptly authenticate and mail or deliver (or cause to be transferred by book entry) to each Holder a new Note equal in principal amount to any unpurchased portion of Notes surrendered, if any; provided that each such new Note shall be in a principal amount of $1,000 or an integral multiple thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

          (d) The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, consummate any Asset Sale, unless (i) the Company (or such Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the fair market value (as determined in good faith by the Board of Directors (including as to the value of all noncash consideration) and set forth in an Officers' Certificate delivered to the Trustee) of the assets or Equity Interests issued or sold or otherwise disposed of and (ii) at least 75% of the consideration therefor is in the form of cash and/or Cash Equivalents or Qualified Consideration, and (iii) the Net Cash Proceeds received by the Company (or such Restricted Subsidiary, as the case may be) from such Asset Sale are applied within 360 days following the receipt of such Net Cash Proceeds, to the extent the Company (or such Restricted Subsidiary, as the case may be) elects, (a) to the redemption or repurchase of outstanding Indebtedness (I) that is either (A) secured Indebtedness or (B) Indebtedness of the Company that ranks equally with the Notes but has a maturity date that is prior to the maturity date of the Notes, in either case other than Subordinated Indebtedness or (II) that is Indebtedness of a Restricted Subsidiary and/or (b) to reinvest such Net Cash Proceeds (or any portion thereof) in properties or assets (including Equity Interests of a person that will become a Restricted Subsidiary as a result of such investment) that will be used in a Permitted Business. The balance of such Net Cash Proceeds, after the application of such Net Cash Proceeds as described in the immediately preceding clauses (a) and (b), shall constitute "Excess Proceeds."

          (e) When the aggregate amount of Excess Proceeds equals or exceeds $10 million (taking into account income earned on such Excess Proceeds), the Company shall be required to make a pro rata offer to all Holders and pari passu Indebtedness with comparable provisions requiring such Indebtedness to be purchased with the proceeds of such Asset Sale (an "Asset Sale Offer") to purchase the maximum principal amount or accreted value in the case of Indebtedness issued with an original issue discount of Notes and pari passu Indebtedness that may be purchased out of the Excess Proceeds, at a purchase price in cash in an amount equal to 100% of the principal amount thereof or the accreted value thereof, as applicable, plus accrued and unpaid interest thereon to the date of purchase (subject to the right of Holders of record on the relevant Record Date to receive interest due on the relevant Interest Payment
Date), in accordance with the procedures set forth in Article 3 of the Indenture and the agreements governing such pari passu Indebtedness. To the extent that any Excess Proceeds remain after consummation of an Asset Sale Offer, the Company may use such Excess Proceeds for any purpose not otherwise prohibited by the Indenture. If the aggregate principal amount of Notes and pari passu Indebtedness tendered into such Asset Sale Offer surrendered by Holders thereof exceeds the amount of Excess Proceeds, the Trustee shall select the Notes and pari passu Indebtedness to be purchased on a pro rata basis in proportion to the respective principal amounts (or accreted values in the case of Indebtedness issued with an original issue discount) of the Notes and such other Indebtedness. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero for purposes of the first sentence of this paragraph.

                                     A-2-9

          8.   NOTICE OF REDEMPTION.  Notice of redemption shall be mailed at
               --------------------
least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest shall cease to accrue on Notes or portions thereof called for redemption.

          9.   DENOMINATIONS, TRANSFER, EXCHANGE.  The Notes are in registered
               ---------------------------------
form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Company need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a Record Date and the corresponding Interest Payment Date.

          10.  PERSONS DEEMED OWNERS.  The registered Holder of a Note on the
               ---------------------
Registrar's books may be treated as its owner for all purposes under the Indenture.

          11.  AMENDMENT, SUPPLEMENT AND WAIVER.  Subject to certain exceptions,
               --------------------------------
the Indenture and the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Note may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Without the consent of any Holder of a Note, the Indenture or the Notes may be amended or supplemented among other things, to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's obligations to Holders of the Notes in case of a merger or consolidation or sale of all or substantially all of the Company's assets in accordance with the terms of the Indenture, to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

          12.  DEFAULTS AND REMEDIES.
               ---------------------

          (a) Events of Default under the Indenture include: (i) the failure to pay interest on, including Liquidated Damages, if any, with respect to, the Notes, when the same becomes due and payable if such default continues for a period of 30 days, (ii) the failure to pay principal of any Notes when such principal becomes due and payable, at maturity, upon redemption or otherwise;
(iii) failure by the Company or any Restricted Subsidiary to comply with Sections 4.10 or 4.14 of the Indenture; (iv) failure by the Company or any Restricted Subsidiary for 60 days after notice to comply with any of its other agreements in the Indenture, the Escrow Agreement or this Note; (v) default under any mortgage, indenture or instrument

                                    A-2-10
under which there may be issued or by which there may be secured or evidenced any Indebtedness by the Company or any of the Restricted Subsidiaries (or the payment of which is Guaranteed by the Company or any of the Restricted Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the Issue Date, and either such Indebtedness is already due and payable or such default results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the amount of any such Indebtedness, together with the amount of any other such Indebtedness or the maturity of which has been so accelerated, aggregates $10.0 million or more; (vi) failure by the Company or any of the Restricted Subsidiaries to pay final judgments not subject to appeal aggregating in excess of $10.0 million or more; or (vii) one or more judgments, orders or decrees for the payment of money in excess of $10.0 million, individually or in the aggregate (net of applicable insurance coverage which is acknowledged in writing by the insurer), shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days or more during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or (viii) the Company shall assert or acknowledge in writing that the Escrow Agreement is invalid or unenforceable; or (ix) certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries.

          (b) If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare all principal of, premium (if any) on and interest on the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or a Significant Subsidiary, all outstanding Notes shall become due and payable without further action or notice.

          (c) Holders may not directly enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power.

          (d) The Holders of a majority in aggregate principal amount of the then outstanding Notes by notice to the Trustee may on behalf of all Holders waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of principal of, premium, if any, or interest on the Notes.

          (e) The Company shall be required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company shall be required upon becoming aware of any Default or Event of Default to deliver to the Trustee a statement specifying such Default or Event of Default. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal of, premium, if any, or interest on, the Notes) if it determines that withholding notice is in their interest.

          13.  TRUSTEE DEALINGS WITH COMPANY.  The Trustee, in its individual or
               -----------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the

                                    A-2-11

Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

          14.  NO RECOURSE AGAINST OTHERS.  No director, officer, employee,
               --------------------------
incorporator or stockholder of the Company, as such, will have any liability for any obligations of the Company with respect to the Notes or the Indenture, or for any claim based on, or in respect or by reason of, such obligations or their creation. Each Holder of Notes by accepting a Note will waive and release any and all such liability. Such waiver and release are part of the consideration for issuance of the Notes. Such waiver may not be effective to waive liabilities under federal securities laws and it is the view of the Commission that such a waiver is against public policy.

          15.  AUTHENTICATION.  This Note shall not be valid until authenticated
               --------------
by the manual signature of the Trustee or an authenticating agent.

          16.  ABBREVIATIONS. Customary abbreviations may be used in the name of
               -------------
a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entirety), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

          17.  ADDITIONAL RIGHTS OF HOLDERS OF RESTRICTED GLOBAL NOTES AND
               -----------------------------------------------------------
RESTRICTED DEFINITIVE NOTES.  In addition to the rights provided to Holders
---------------------------
under the Indenture, Holders shall have all the rights set forth in the Registration Rights Agreement.

          18.  CUSIP NUMBERS.  Pursuant to a recommendation promulgated by the
               -------------
Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

          The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

          Equinix, Inc.
          901 Marshall Street
          Redwood City, CA  94063
          Attention:  Chief Financial Officer

                                    A-2-12

                                ASSIGNMENT FORM

To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to


________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
             (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________

to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:___________________      Your Signature:______________________________
                              (Sign exactly as your name appears on the face of this Note)

                              Tax Identification No:_______________________

                              SIGNATURE GUARANTEE:

                              _____________________________________________

                              Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    A-2-13

                       OPTION OF HOLDER TO ELECT PURCHASE

          If you want to elect to have this Note purchased by the Company pursuant to Section 4.10 or 4.14 of the Indenture, check the box below:

          [_] Section 4.10                     [_] Section 4.14

          If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, state the amount you elect to have purchased: $

Date:___________________      Your Signature:______________________________
                              (Sign exactly as your name appears on the face of this Note)

                              Tax Identification No:_______________________

                              SIGNATURE GUARANTEE:
                              _____________________________________________

                              Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    A-2-14

          SCHEDULE OF EXCHANGES OF REGULATION S TEMPORARY GLOBAL NOTE

The following exchanges of a part of this Regulation S Temporary Global Note for an interest in another Global Note, or of other Restricted Global Notes for an interest in this Regulation S Temporary Global Note, have been made:

                                                                          Principal Amount of
                         Amount of decrease in    Amount of increase in   this Global Note
                         Principal Amount of      Principal Amount of     following such
Date of Exchange         this Global Note         this Global Note        decrease (or increase)
-----------------        ----------------------   ---------------------   -----------------------

                                    A-2-15

                                                                       EXHIBIT B

                        FORM OF CERTIFICATE OF TRANSFER

Equinix, Inc.
901 Marshall Street
Redwood City, CA  94063
Attention: Chief Financial Officer

State Street Bank and Trust Company
of California, N.A.,
as Trustee
633 West 5th Street, 12th Floor
Los Angeles, CA 90071

Attention: Corporate Trust Department

                  Re: Equinix, Inc. 13% Senior Notes due 2007

          Reference is hereby made to the Indenture, dated as of December 1, 1999 (the "Indenture"), between Equinix, Inc., as issuer (the "Company"), and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          _________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $____ in such Note[s] or interests (the "Transfer"), to ______________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

(1) [_] Check if Transferee will take delivery of a beneficial interest in the 144A Global Note or a Definitive Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Definitive Note and in this Indenture and the Securities Act.

(2) [_] Check if Transferee will take delivery of a beneficial interest in the Temporary Regulation S Global Note, the Regulation S Global Note or a Definitive Note pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of this Indenture, the transferred beneficial interest or Definitive Note will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note, the Temporary Regulation S Global Note and/or the Definitive Note and in this Indenture and the Securities Act.

(3) [_] Check and complete if Transferee will take delivery of a beneficial interest in a Definitive Note pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Definitive Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

               (a) [_] such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

               (b) [_] such Transfer is being effected to the Company or a Subsidiary thereof;

                                       or

               (c) [_] such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act.

(4) [_] Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Definitive Note.

               (a) [_] Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in this Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of this Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in this Indenture.

               (b) [_] Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in this Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of this Indenture, the transferred beneficial interest or Definitive Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Definitive Notes and in the Indenture.

               (c) [_] Check if Transfer is Pursuant to other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in this Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Definitive Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Definitive Notes and in the Indenture.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                   ______________________________________
                                   (Insert Name of Transferor)


                                      By:________________________________
                                         Name:
                                         Title:


Dated:___________________

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.   The Transferor owns and proposes to transfer the following:

                           [CHECK ONE OF (a) OR (b)]

     (a)   [_]   a beneficial interest in the:

           (i)   [_]   144A Global Note (CUSIP ___), or

           (ii)  [_]   Regulation S Global Note (CUSIP ___) or

     (b)   (B)   a Restricted Definitive Note.

2.   After the Transfer the Transferee will hold:

                                  [CHECK ONE]

     (a)   [_]   a beneficial interest in the:

           (i)   [_]  144A Global Note (CUSIP ___), or

           (ii)  [_]  Regulation S Global Note (CUSIP ___); or

           (iii) [_]  Unrestricted Global Note (CUSIP ___); or

     (b)   [_]   a Restricted Definitive Note; or

     (c)   [_]   an Unrestricted Definitive Note,

in accordance with the terms of the Indenture.

                                                                       EXHIBIT C

                        FORM OF CERTIFICATE OF EXCHANGE

Equinix, Inc.
901 Marshall Street
Redwood City, CA  94063
Attention:  Chief Financial Officer

State Street Bank and Trust Company
of California, N.A.,
as Trustee
633 West 5th Street, 12th Floor
Los Angeles, CA  90071

Attention:  Corporate Trust Department

                  Re:  Equinix, Inc. 13% Senior Notes due 2007

                                 (CUSIP _______)

          Reference is hereby made to the Indenture, dated as of December 1, 1999 (the "Indenture"), between Equinix, Inc., as issuer (the "Company") and State Street Bank and Trust Company of California, N.A., as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          _____________ (the "Owner") owns and proposes to exchange the Note(s) or interest in such Note(s) specified herein, in the principal amount of $_____________ in such Note(s) or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. Exchange of Restricted Definitive Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Definitive Notes or Beneficial Interests in an Unrestricted Global Note

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (c) [_] Check if Exchange is from Restricted Definitive Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Definitive Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

          (d) [_] Check if Exchange is from Restricted Definitive Note to Unrestricted Definitive Note. In connection with the Owner's Exchange of a Restricted Definitive Note for an Unrestricted Definitive Note, the Owner hereby certifies (i) the Unrestricted Definitive Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. Exchange of Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes for Restricted Definitive Notes or Beneficial Interests in Restricted Global Notes

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Definitive Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Definitive Note with an equal principal amount, the Owner hereby certifies that the Restricted Definitive Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Definitive Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Note and in this Indenture and the Securities Act.

          (b) [_] Check if Exchange is from Restricted Definitive Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Definitive Note for a beneficial interest in the [CHECK ONE] (B) 144A Global Note, (B) Regulation S Global Note, with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in this Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                    ____________________________________
                                    (Insert Name of Owner)


                                      By:_______________________________
                                         Name:
                                         Title:


Dated:__________________